UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21749

                             CRM Mutual Fund Trust

(Exact name of registrant as specified in charter)

c/o BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

                                       Wilmington, DE 19808

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

                                       Wilmington, DE 19808

(Name and address of agent for service)

Copy to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 212-326-5300

Date of fiscal year end:  June 30

Date of reporting period:  June 30, 2017

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT (Unaudited)	June 30, 2017

Dear Fellow Shareholders:

In spite of all the concern over Brexit1, sluggish first half economic growth, and the direction of interest rates, the equity markets enjoyed strong returns in the beginning of the fiscal year. As economic expansion globally remained sluggish, revenue growth was hard to come by. This was exacerbated by increased deflation in agricultural and food related prices, which further pressured earnings. In the U.S., the backdrop for consumers was encouraging with better employment and wage trends. With that said, retail sales were good, not great, as household health care expenses continued to grow and consumers remained uneasy about the future during the volatile times.

The markets had come to accept continued political gridlock, slow growth, and periodic trepidation over deflation. In a matter of hours on the morning of November 9, 2016, market participants began to discount the possibility of a different future. Given the interplay of markets, the dollar began to strengthen, stocks that benefit from higher interest rates (i.e., banks) soared, and those hurt by the stronger dollar generally faded. Stocks also viewed as reflation beneficiaries (i.e., deep cyclical/industrials) were likewise propelled higher. One important differentiating catalyst post-election was the narrative around corporate tax reform. Both political parties had proposed some type of tax reform and repatriation holiday with proceeds used to fund a step up in infrastructure spending. However, a border adjustable tax or “import tax” (taxing imports such that the company cannot deduct the cost of those goods and rewarding exporters by eliminating tax on goods manufactured in the U.S. and sold overseas) that had been discussed in academic circles and among Republican policy makers became more front and center. The market’s knee jerk reaction was perhaps to confuse tax reform with tax cut and reward domestically oriented companies with high tax rates to the detriment of lower tax rate/multinational companies. Subsequently, the prospects for a border adjustable tax began to weigh on a broader group of companies, particularly retail and apparel companies.

This triple catalyst of interest rates, exchange rates, and tax rates is what propelled certain sectors and subsectors to such extraordinary performance over a relatively short period. The return on the S&P 5002 from the election through 2016 calendar year-end were not so exceptional — up 4.5% — and quite understandable given the passing of the election uncertainty. The range of performance among sectors, styles, and market caps, however, was truly astounding. Banks and other perceived beneficiaries of higher interest rates bounded 25% higher, many industrials appreciated by 10-20%+, and small cap value stocks were up 17%.

Many market commentators proclaimed the market leadership of late 2016 as logical and durable. The markets were euphoric over the prospects of substantial near-term fiscal stimulus, which would accelerate economic growth out of the 1-2% band of the past eight years, create inflation, and drive interest rates higher. In “Trumptopia,” a one party government would undertake tax reform through which everyone was a winner, Obamacare would be quickly replaced with “something tremendous,” and there would be a $1 trillion infrastructure initiative. Even before the bloom came off, the fiscal stimulus rose with the failure of the healthcare bill, and the equity markets began to act differently, rotating back to growth-oriented stocks, which tend to outperform when there are concerns over economic growth.

The trends, which were in place at the close of the first quarter 2017, largely persisted through the second quarter 2017. Although much has been written about the continued influence of large cap tech growth stocks on the S&P 500 index performance, stock correlations3 have generally subsided and provided for a better stock picking environment. Inflation expectations have dropped, allowing the Fed to move in a measured pace, which should continue to provide a constructive backdrop for equities. We believe our results and active managers in general are benefitting from this re-emergence in stock selection/dispersion. We had favorable contributions from a variety of businesses across many sectors as further evidence of the market breadth.

Outside of the U.S., concerns over European politics faded and their stock markets generally soared to new highs. Emerging market equities also continued to do well and despite election rhetoric, there have been no significant U.S. trade policy developments to upset the status quo for these countries. There seemed to be negative geopolitical headlines in the news every day from North Korea to Russia to ISIS, but none have disturbed the markets. While the Trump Administration and Congress keep pushing their fiscal agenda, progress thus far has been insufficient to reverse investor skepticism.

Since we are investing in corporate change/transformation, we often comment on merger & acquisition activity, activism, and management changes. While headline numbers based upon transaction dollars were down versus last calendar year, the number of mergers and acquisitions remains healthy, particularly in the mid-market area. There have also been a large number of high profile management changes this year. Boards are increasingly facing pressure from shareholders to improve their performance and hold management teams accountable. Activism very often can be a catalyst for these types of changes and there is a steady stream of such activity lately. These types of corporate changes together with restructurings, new products, and internal investments continue to fuel a healthy new idea pipeline.

The following is a discussion of factors that influenced the performance of each of the CRM Funds during the twelve-month period ended June 30, 2017.

CRM Small Cap Value Fund returned 22.51% and 22.28% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 24.86% and 24.60% for the Russell 2000 Value Index and the Russell 2000 Index, respectively4. Underperformance versus the benchmarks was mainly attributed to negative stock selection in the Consumer Discretionary sector. On a sector basis, Energy was the largest detractor. Individual holdings that negatively impacted performance included: (i) clothing manufacturer, G-III Apparel Group Limited; (ii) Regis Corporation, a hair salon operator; and (iii) Forum Energy Technologies, Inc., a manufacturer of technologies and applied products for the energy industry. G-III Apparel provided guidance for 2017 that missed expectations following the Donna Karan acquisition. Regis Corporation’s sales were under pressure as investors became increasingly concerned about businesses with any mall exposure in the U.S. Additionally, the company reported softer than expected earnings following an announcement of a new CEO. Forum Energy Technologies was sold off with the decline in oil prices.

Financial Services was the largest contributor to performance in the Fund, on a sector basis, due to strong stock selection. Leading contributors to performance for this period included: (i) Hancock Holding Company, a multi-bank holding company; (ii) semiconductor solutions provider, MACOM Technology Solutions Holdings, Inc.; and (iii) RH, formerly Restoration Hardware Holdings, Inc., a retailer in the home furnishings marketplace.

Hancock Holding reported better than expected earnings and provided a more favorable outlook for credit quality. The company also started to reap the benefits from earlier investments in fee income products. Fears of slowing demand for optical equipment proved misplaced while MACOM started to see a pick-up in orders in its aerospace and defense business. At the company’s analyst day, management announced its optical technology was being selected by a leading Cloud provider. RH reported better January 2017 quarter results, implemented a stock buyback program, and increased its focus on free cash flow generation and back end business processes improvements.

CRM Small/Mid Cap Value Fund returned 16.19% and 15.87% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 18.36% and 19.84% for the Russell 2500 Value Index and the Russell 2500 Index, respectively5. Consumer Staples was the largest detractor on a sector basis while stock selection in Producer Durables was also a headwind to performance. Individual holdings that negatively affected performance included: (i) outdoor sports and recreation company, Vista Outdoor, Inc.; (ii) Basic Energy Services, Inc., a well site service provider; and (iii) retail real estate investment trust (REIT), Regency Centers Corporation. Following the presidential election, sales of guns and ammunition fell precipitously resulting in excess ammunition inventory for retailers. Ammunition is a high margin business for Vista Outdoor and its excess inventory was a headwind. The company was further impacted by lighter sales of outdoor products due to weak consumer trends and several high profile retail bankruptcies. Concerns regarding oil price deterioration pressured shares of Basic Energy Services. Regency Centers underperformed following the merger announcement with Equity One.

Stock selection in Energy, Financial Services, and Technology contributed to positive performance in these sectors. Individual holdings that were leading contributors to performance included: (i) financial services holding company, KeyCorp; (ii) semiconductor solutions provider, MACOM Technology Solutions Holdings, Inc.; and (iii) Hancock Holding Company, a multi-bank holding company. KeyCorp reported solid earnings results featuring healthy loan growth, strong corporate and investment banking fees, and realized expense savings from the First Niagara acquisition at a faster than expected pace. Fears of slowing demand for optical equipment proved misplaced while MACOM started to see a pick-up in orders in its aerospace and defense business. At the company’s analyst day, management announced its optical technology was being selected by a leading Cloud provider. Hancock Holding reported better than expected earnings and provided a more favorable outlook for credit quality. The company also started to reap the benefits from earlier investments in fee income products.

CRM Mid Cap Value Fund returned 16.19% and 15.93% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 15.93% and 16.48% for the Russell Midcap Value Index and the Russell Midcap Index, respectively6. The Fund was generally in line with the Russell Midcap Value Index. All sectors contributed positive performance to the Fund which the exception of Utilities. Individual holdings that contributed positively to performance during the fiscal year included: financial services companies, KeyCorp and Zions Bancorporation; and PTC, Inc., a technology solutions provider. KeyCorp reported solid earnings results featuring healthy loan growth and very strong corporate and investment banking fees, and realized expense savings from the First Niagara acquisition at a faster than expected pace. Zions Bancorporation reported solid earnings, featuring progress on key strategic objectives, including net interest income growth, fee income growth, and expense control. Credit quality of the energy loan portfolio also stabilized. PTC reported stronger than expected bookings and subscription revenue. The company’s transition to a subscription revenue model is ahead of schedule. Meanwhile, PTC’s Internet of Things offerings also saw strong market acceptance, which represents the next leg of growth as the company continues to expand its software platform beyond CAD (computer-aided design) and PLM (product lifecycle management).

Despite overall positive performance, negative stock selection in the Producer Durables and Materials & Processing sectors was a headwind to performance. Holdings that detracted from Fund performance during the fiscal year included: energy companies, Continental Resources, Inc. and Patterson-UTI Energy, Inc.; and Kimco Realty Corporation, a REIT that owns and operates open-air shopping centers. Continental Resources and Patterson-UTI Energy underperformed in part due to weakness in oil prices and increasingly negative investor sentiment toward the oil and gas sector. Kimco Realty Corporation underperformed as REITs came under pressure from increasing interest rates.

CRM Large Cap Opportunity Fund returned 16.04% and 15.79% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 15.53% and 18.03% for the Russell 1000 Value Index and the Russell 1000 Index, respectively7. The Fund slightly outperformed the Russell 1000 Value Index, mainly driven by strong stock selection within the Financial Services and Utilities sectors. Leading individual contributors to Fund performance included financial services companies, Bank of America Corporation and KeyCorp; and Broadcom Limited, a semiconductor provider. Bank of America and KeyCorp benefitted as the potential for higher interest rates, lower corporate tax rates, and a more favorable regulatory environment post-election benefitted bank stocks. Bank of America reported good earnings results featuring improved capital markets results, accelerating loan growth with a stable net interest margin, and a reiteration of its 2018 expense target. KeyCorp also reported solid earnings results featuring healthy loan growth and very strong corporate and investment banking fees, and realized expense savings from the First Niagara acquisition at a faster than expected pace. Broadcom’s management demonstrated its ability to further optimize costs following last year’s acquisition by Avago. Broadcom reported strong fiscal second quarter results and indicated it was gaining share in the next generation iPhone.

Energy was the largest detractor from performance on a sector basis, due to negative stock selection. Individual holdings that detracted from Fund performance during the fiscal year included: (i) Newfield Exploration, an independent crude oil and natural gas exploration and production company; (ii) automotive replacement parts retailer, AutoZone, Inc.; and (iii) discount variety store chain, Dollar Tree, Inc. Newfield Exploration underperformed alongside weakness in oil prices. Shares of AutoZone, Inc. were pressured by weak earnings results and headlines highlighting the perceived threat Amazon poses to the auto parts sector. Shares of Dollar Tree were weak as revenues missed expectations.

CRM All Cap Value returned 16.71% and 16.66% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 16.21% and 18.51% for the Russell 3000 Value Index and the Russell 3000 Index, respectively8. The Fund slightly outperformed the Russell 3000 Value Index due to strong stock selection, specifically in the Health Care and Technology sectors. Financial Services was the largest contributor to performance on a sector basis. Financial companies Bank of America Corporation, KeyCorp, and JPMorgan Chase & Co. were leading contributors to Fund performance. Bank of America, KeyCorp, and JPMorgan Chase benefitted as the potential for higher interest rates, lower corporate tax rates, and a more favorable regulatory environment post-election benefitted bank stocks. Bank of America reported good earnings results featuring improved capital markets results, accelerating loan growth with a stable net interest margin, and a reiteration of its 2018 expense target. KeyCorp also reported solid earnings results featuring healthy loan growth and very strong corporate and investment banking fees, and realized expense savings from the First Niagara acquisition at a faster-than-expected pace. JPMorgan Chase reported strong earnings results featuring strong trading gains, better-than-expected loan growth, and an improved outlook for corporate banking activity.

Energy and Consumer Staples were the bottom performers and largest detractors to performance on a sector basis during the fiscal year. Individual holdings that negatively impacted performance included: automotive replacement parts retailer, AutoZone, Inc.; and energy companies Occidental Petroleum Corporation and Continental Resources, Inc. Shares of AutoZone, Inc. were pressured by weak earnings results and headlines highlighting the perceived threat Amazon poses to the auto parts sector. A recovery in the U.S. Rig Count and concerns over OPEC adhering to its production cuts weighed on the price of oil and pressured shares of Occidental Petroleum. Continental Resources underperformed in part due to weakness in oil prices and increasingly negative investor sentiment toward the oil and gas sector.

CRM International Opportunity Fund returned 18.37% and 18.07% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 20.45% for the MSCI ACWI Index (ex U.S.)9. Individual holdings that detracted from Fund performance during the fiscal year included: (i) UK-based pet supply retailer, Pets at Home Group plc; (ii) Turkey-based property developer, Emlak Konut Gayrimenkul Yatirim Ortakligi AS; and (iii) MEIJI Holdings Co., Ltd., a Japanese food and beverage company. Pets at Home Group’s shares declined on slowing growth due to price investments into its merchandise segment. Emlak’s weak performance was driven by investor disappointment following the company’s announced decision to forego a dividend payment from 2016 earnings in lieu of purchasing more land. MEIJI shares underperformed due to an unexpected one-off charge in its pharmaceutical business. The stock was also negatively impacted by a broader “risk-on” sector rotation from defensive quality names into higher beta10 export-oriented ones.

The leading individual contributors to Fund performance during the fiscal year included: (i) Cairn Homes plc, an Irish homebuilder company; (ii) Austrian lighting systems provider, Zumtobel Group AG; and (iii) Alsea S.A.B. de C.V., a Mexico-based food services operator. The “ahead of schedule” execution of Cairn Homes’ new home build strategy benefitted the stock along with a boost resulting from the recent introduction of Irish government first time buying incentives. Zumtobel shares outperformed following better than expected operating profit and free cash flow11 results, driven by the company’s self-help operational efficiency measures. Zumtobel’s operational turnaround was further bolstered by a secular trend toward energy-efficient LED lighting infrastructure. Despite the wider Mexican market sell-off created by fears of adversarial U.S. policy under President Trump towards Mexico, Alsea S.A.B. de C.V. recovered as investors recognized the potential value creation of its high quality QSR business.

Sincerely,

Ronald H. McGlynn
Chairman, Cramer Rosenthal McGlynn, LLC
President, CRM Mutual Fund Trust

1In June 2016, the U.K. population voted to leave the E.U. in the Brexit referendum vote.

2S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. It is not possible to invest directly in an index.

3Correlation is a statistic that measures the degree to which two securities move in relation to each other.

4Russell 2000 Value Index is the Fund’s benchmark. The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

5Russell 2500 Value Index is the Fund’s benchmark. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. It is not possible to invest directly in an index.

6Russell Midcap Value Index is the Fund’s benchmark. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

7Russell 1000 Value Index is the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

8Russell 3000 Value Index is the Fund’s benchmark. The Russell 3000 Value Index measures the performance of those companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

9MSCI ACWI Index (ex U.S.) is the Fund’s benchmark. MSCI ACWI Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI (ex U.S.) consists of 46 country indexes comprising 22 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates (as of June 30, 2017). One cannot directly invest in an Index.

10Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

11Free cash flow (FCF) is a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures. FCF represents the cash that a company is able to generate after spending the money required to maintain or expand its asset base.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-CRM-2883. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower. Additional performance figures for the Funds can be found in Comparison of Change in Value section of this report.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings. Opinions expressed herein are as of June 30, 2017 and are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, charges and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

CRM FUNDS

CRM SMALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2017

The following information compares the performance of the CRM Small Cap Value Fund (“Fund”) with the performance of the Russell 2000 Index and Russell 2000 Value Index. The Russell 2000 Index is an unmanaged, capitalization-weighted index of 2,000 small capitalization U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small Cap Value Fund — Investor Shares vs. Russell 2000 Index and

Russell 2000 Value Index1

Expense Ratio (per prospectus dated 10/28/16): 1.13%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

This line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds

CRM FUNDS

CRM SMALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2017

CRM Small Cap Value Fund — Institutional Shares vs. Russell 2000 Index and

Russell 2000 Value Index1

Expense Ratio (per prospectus dated 10/28/16): 0.90%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2017

The following information compares the performance of the CRM Small/Mid Cap Value Fund (“Fund”) with the performance of the Russell 2500 Index and Russell 2500 Value Index. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents the performance of the 3,000 largest U.S. companies. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small/Mid Cap Value Fund — Investor Shares vs. Russell 2500 Index

and Russell 2500 Value Index1

Expense Ratio (per prospectus dated 10/28/16): 1.13%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2017

CRM Small/Mid Cap Value Fund — Institutional Shares vs. Russell 2500 Index

and Russell 2500 Value Index1

Expense Ratio (per prospectus dated 10/28/16): 0.91%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds

CRM FUNDS

CRM MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2017

The following information compares the performance of the CRM Mid Cap Value Fund (“Fund”) with the performance of the Russell Midcap Index and Russell Midcap Value Index. The Russell Midcap Index measures the performance of 800 of the smallest companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents the performance of the 3,000 largest U.S. companies. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because the Fund invests in mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Mid Cap Value Fund — Investor Shares vs. Russell Midcap Index and

Russell Midcap Value Index1

Expense Ratio (per prospectus dated 10/28/16): 1.14%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds

CRM FUNDS

CRM MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2017

CRM Mid Cap Value Fund — Institutional Shares vs. Russell Midcap Index and

Russell Midcap Value Index1

Expense Ratio (per prospectus dated 10/28/16): 0.96%

1 The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

This line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2017

The following information compares the performance of the CRM Large Cap Opportunity Fund (“Fund”) with the performance of the Russell 1000 Index and Russell 1000 Value Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents the performance of the 3,000 largest U.S. companies. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Fund may be more volatile because, while the Fund invests in large capitalization companies, the Fund may also invest in mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Large Cap Opportunity Fund — Investor Shares vs. Russell 1000 Index

and Russell 1000 Value Index1

Expense Ratios (per prospectus dated 10/28/16, as supplemented on 06/07/17) - Gross: 1.14% Net: 0.91%3

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 0.90% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2018.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2017

CRM Large Cap Opportunity Fund — Institutional Shares vs. Russell 1000 Index

and Russell 1000 Value Index1

Expense Ratios (per prospectus dated 10/28/16, as supplemented on 06/07/17) - Gross: 0.85% Net: 0.66%3

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 0.65% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2018.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds

CRM FUNDS

CRM ALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2017

The following information compares the performance of the CRM All Cap Value Fund (“Fund”) with the performance of the Russell 3000 Index and the Russell 3000 Value Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies. The Russell 3000 Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Fund may be more volatile because, while the Fund may invest in large capitalization companies, the Fund may also invest in small and mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM All Cap Value Fund — Investor Shares vs. Russell 3000 Index

and Russell 3000 Value Index1

Expense Ratios (per prospectus dated 10/28/16) - Gross: 1.77% Net: 1.51%3

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.50% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2017.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds

CRM FUNDS

CRM ALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2017

CRM All Cap Value Fund — Institutional Shares vs. Russell 3000 Index and

Russell 3000 Value Index1

Expense Ratios (per prospectus dated 10/28/16) - Gross: 1.52% Net: 1.26%3

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.25% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2017.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2017

The following information compares the performance of the CRM International Opportunity Fund (“Fund”) with the performance of the MSCI ACWI Index (ex U.S.). The MSCI ACWI Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Investing in foreign securities involves risks which may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, financial or social instability and other adverse economic or political developments. These risks are generally greater in emerging markets, or to the extent that the Fund invests significantly in one region or country.

CRM International Opportunity Fund — Investor Shares vs. MSCI ACWI Index

(ex U.S.)1

Expense Ratios (per prospectus dated 10/28/16) - Gross: 2.80% Net: 1.51%4

[1]	The Fund is professionally managed, while the index is unmanaged and is not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on December 31, 2008.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.50% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2017.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2017

CRM International Opportunity Fund — Institutional Shares vs. MSCI ACWI

Index (ex U.S.)1

Expense Ratios (per prospectus dated 10/28/16) - Gross: 2.53% Net: 1.26%4

[1]	The Fund is professionally managed, while the index is unmanaged and is not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on December 31, 2008.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.25% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2017.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2017 through June 30, 2017). The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period January 1, 2017 to June 30, 2017 and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended June 30, 2017.

The Expense Tables below illustrate your Fund’s expenses in two ways.

•

Actual fund return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

In addition to the expenses shown in the table below, shareholders who sell or exchange shares of CRM International Opportunity Fund within thirty days or less after the purchase date will be charged a redemption fee of 1.50% of the total redemption amount. Shareholders who are charged a redemption fee will have higher total expenses and a lower ending account value than those shown in the table below.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Funds

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Continued)

For the Six Months Ended June 30, 2017

Expense Table

Fund/Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Annualized Expense Ratio	Expenses Paid During Period(1)

CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,026.70	1.16%	$5.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.04	1.16%	$5.81

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,027.70	0.93%	$4.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.18	0.93%	$4.66

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,044.50	1.15%	$5.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	1.15%	$5.76

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,045.90	0.93%	$4.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.18	0.93%	$4.66

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,088.30	1.14%	$5.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	1.14%	$5.71

CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,089.60	0.94%	$4.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.13	0.94%	$4.71

CRM Large Cap Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,066.60	1.12%	$5.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.24	1.12%	$5.61

CRM Large Cap Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,067.60	0.87%	$4.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.48	0.87%	$4.36

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,085.40	1.50%	$7.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.36	1.50%	$7.50

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,086.70	1.25%	$6.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	1.25%	$6.26

CRM Funds

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Concluded)

Fund/Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Annualized Expense Ratio	Expenses Paid During Period(1)

CRM International Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,146.90	1.50%	$7.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.36	1.50%	$7.50

CRM International Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,148.00	1.25%	$6.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	1.25%	$6.26

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the most recent one-half year period).

CRM Funds

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

June 30, 2017

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, excluding short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund - Sector Allocation
Common Stock
Financials	23.2%
Industrials	19.6
Information Technology	9.4
Consumer Discretionary	8.2
Health Care	7.8
Consumer Staples	6.1
Utilities.	5.4
Real Estate	5.3
Energy	4.7
Materials	3.9
Telecommunication Services	1.7
Short-Term Investments	4.7

100.0%

CRM Small/Mid Cap Value Fund - Sector Allocation
Common Stock
Industrials	22.1%
Financials	17.6
Information Technology	13.2
Real Estate	6.8
Consumer Discretionary	6.7
Materials	6.5
Health Care	6.2
Utilities.	5.2
Consumer Staples	5.2
Energy	5.1
Telecommunication Services	1.9
Short-Term Investments	3.5

100.0%

CRM Mid Cap Value Fund - Sector Allocation
Common Stock
Industrials	23.7%
Financials	13.5
Information Technology	12.0
Health Care	10.1
Consumer Discretionary	8.8
Utilities.	8.6
Energy	6.1
Materials	6.1
Real Estate	4.4
Consumer Staples	2.6
Short-Term Investments	4.1

100.0%

CRM Large Cap Opportunity Fund - Sector Allocation
Common Stock
Financials	25.3%
Information Technology	15.0
Consumer Discretionary	12.5
Industrials	11.2
Health Care	11.1
Materials	6.9
Energy	6.7
Utilities.	5.9
Consumer Staples	2.7
Short-Term Investments	2.7

100.0%

CRM Funds

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

CRM All Cap Value Fund - Sector Allocation
Common Stock
Financials	18.6%
Industrials	18.2
Health Care	13.1
Information Technology	12.3
Consumer Discretionary	10.1
Utilities	7.5
Energy	7.4
Materials	5.8
Consumer Staples	3.4
Short-Term Investments	3.6

100.0%

CRM International Opportunity Fund - Sector Allocation
Common Stock
Consumer Discretionary	19.5%
Consumer Staples	17.5
Financials	15.7
Industrials	10.8
Information Technology	7.8
Health Care	7.0
Real Estate	6.2
Telecommunication Services	3.7
Materials	3.5
Short-Term Investments	8.3

100.0%

CRM International Opportunity Fund - Country Allocation
Common Stock
Japan	16.4%
United Kingdom	15.2
Ireland.	8.4
Mexico	5.3
Germany	5.2
Spain	3.8
Denmark	3.4
Finland	3.3
Netherlands	2.6
Indonesia	2.5
Italy	2.5
Philippines	2.4
Luxembourg	2.2
Czech Republic	2.0
Switzerland	1.9
Panama	1.7
Portugal	1.6
Norway.	1.6
Argentina	1.6
Canada	1.5
China	1.5
South Korea	1.4
Turkey	1.4
Chile	1.3
Belgium	1.0
Short-Term Investments	8.3

100.0%

Portfolio holdings are subject to change at any time.

CRM Funds

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2017

Shares		Value
Common Stock — 96.5%
Consumer Discretionary — 8.3%
Consumer Durables & Apparel — 2.8%
361,080	Callaway Golf Co.	$4,614,602
293,240	G-III Apparel Group Ltd.[1,2]	7,316,338

		11,930,940

Consumer Services — 5.5%
108,395	Red Robin Gourmet Burgers, Inc.[2]	7,072,774
1,545,847	Regis Corp.[2]	15,875,849

		22,948,623

Total Consumer Discretionary		34,879,563

Consumer Staples — 6.2%
Food & Staples Retailing — 2.2%
338,000	Performance Food Group Co.[2]	9,261,200

Food, Beverage & Tobacco — 4.0%
32,185	Coca-Cola Bottling Co. Consolidated	7,366,181
645,120	Cott Corp.[1]	9,315,533

		16,681,714

Total Consumer Staples		25,942,914

Energy — 4.8%
Energy Equipment & Services — 3.1%
401,460	Forum Energy Technologies, Inc.[1,2]	6,262,776
412,905	Keane Group, Inc.[1,2]	6,606,480

		12,869,256

Oil, Gas & Consumable Fuels — 1.7%
695,355	Callon Petroleum Co.[2]	7,377,716

Total Energy		20,246,972

Financials — 23.4%
Banks — 18.8%
354,000	Associated Banc-Corp.	8,920,800
309,765	BancorpSouth, Inc.	9,447,832
78,120	Bank of Hawaii Corp.	6,481,616
592,415	Boston Private Financial Holdings, Inc.	9,093,570
133,880	Central Pacific Financial Corp.	4,213,204
355,525	First Horizon National Corp.[1]	6,193,246
396,080	First Midwest Bancorp, Inc.	9,232,625
180,195	Hancock Holding Co.	8,829,555
213,175	MB Financial, Inc.	9,388,227
646,580	Valley National Bancorp	7,636,110

		79,436,785

Diversified Financials — 3.6%
338,235	Investment Technology Group, Inc.	7,184,111
173,806	Stifel Financial Corp.[2]	7,991,600

		15,175,711

Insurance — 1.0%
108,740	Horace Mann Educators Corp.	4,110,372

Total Financials		98,722,868

Shares		Value
Health Care — 7.9%
Health Care Equipment & Services — 6.2%
257,652	CONMED Corp.	$13,124,793
157,765	Omnicell, Inc.[2]	6,799,671
79,506	STERIS PLC[3]	6,479,739

		26,404,203

Pharmaceuticals & Biotechnology — 1.7%
196,859	Premier, Inc. — Class A2	7,086,924

Total Health Care		33,491,127

Industrials — 19.8%
Capital Goods — 19.8%
315,430	Actuant Corp. — Class A	7,759,578
147,730	Albany International Corp. - Class A	7,888,782
170,335	Beacon Roofing Supply, Inc.[2]	8,346,415
67,010	Curtiss-Wright Corp.	6,150,178
108,116	EnPro Industries, Inc.	7,716,239
216,720	JELD-WEN Holding, Inc.[2]	7,034,731
69,785	John Bean Technologies Corp.	6,838,930
350,390	MRC Global, Inc.[2]	5,788,443
656,847	Mueller Water Products, Inc. — Class A	7,671,973
47,220	RBC Bearings, Inc.[2]	4,805,107
265,325	Terex Corp.	9,949,688
164,811	TriMas Corp.[2]	3,436,309

Total Industrials		83,386,373

Information Technology — 9.5%
Semiconductors & Semiconductor Equipment — 1.3%
99,890	MACOM Technology Solutions Holdings, Inc.[2]	5,570,865

Software & Services — 5.4%
229,497	Acxiom Corp.[2]	5,962,332
432,812	Amber Road, Inc.[2]	3,709,199
798,061	Brightcove, Inc.[2]	4,947,978
206,025	Envestnet, Inc.[2]	8,158,590

		22,778,099

Technology Hardware & Equipment — 2.8%
654,425	Extreme Networks, Inc.[2]	6,033,799
97,005	Lumentum Holdings, Inc.[1,2]	5,534,135

		11,567,934

Total Information Technology		39,916,898

Materials — 4.0%
Chemicals — 4.0%
539,435	Calgon Carbon Corp.	8,145,468
279,165	GCP Applied Technologies, Inc.[2]	8,514,533

Total Materials		16,660,001

Real Estate — 5.4%
Office REIT’s — 3.2%
181,477	Corporate Office Properties Trust	6,357,139

See accompanying notes.	CRM Funds

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2017

Shares		Value
Real Estate — (continued)
Office REIT’s — (continued)
847,395	New York REIT, Inc.[1]	$7,321,493

		13,678,632

Retail REIT’s — 0.9%
160,334	Urban Edge Properties	3,804,726

Specialized REIT’s — 1.3%
100,755	QTS Realty Trust, Inc. — Class A	5,272,509

Total Real Estate.		22,755,867

Telecommunication Services — 1.8%
Telecommunication Services — 1.8%
1,131,850	Vonage Holdings Corp.[2]	7,402,299

Utilities — 5.4%
Gas Utilities — 3.4%
111,450	Southwest Gas Holdings, Inc.	8,142,537
91,245	Spire, Inc.	6,364,339

		14,506,876

Multi-Utilities — 2.0%
124,015	Black Hills Corp.	8,367,292

Total Utilities		22,874,168

Total Common Stock (Cost $333,848,009)		406,279,050

Short-Term Investments — 4.7%
10,019,863	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.84%[4]	10,019,863
10,019,864	Federated Treasury Obligations Fund Institutional Series, 0.83%[4]	10,019,864

Total Short-Term Investments (Cost $20,039,727)		20,039,727

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 101.2% (Cost $353,887,736)		426,318,777

Principal
Short-Term Investments Held As Collateral For Loaned Securities — 2.3%
Repurchase Agreements — 2.3%
$2,277,595	With Citigroup Global Markets, Inc.: at 1.08%, dated 06/30/17, to be repurchased on 07/03/17, repurchase price $2,277,800 (collateralized by US Treasury Securities, par values ranging from $282,245 - $1,039,078, coupon rates ranging from 1.38% to 6.38%, 02/29/20 - 08/15/27; total market value $2,323,147)	$2,277,595

Principal		Value
Repurchase Agreements — (continued)
$2,277,595	With Credit Agricole CIB: at 1.06%, dated 06/30/17, to be repurchased on 07/03/17, repurchase price $2,277,796 (collateralized by US Treasury Security, par value $2,331,198, coupon rate 1.13%, 05/31/19; total market value $2,323,149)	$2,277,595
479,151	With Deutsche Bank Securities, Inc.: at 1.15%, dated 06/30/17, to be repurchased on 07/03/17, repurchase price $479,197 (collateralized by US Treasury Securities, par values ranging from $23,259 - $276,838, coupon rates ranging from 0.00% to 7.13%, 02/15/23 - 08/15/41; total market value $488,734)	479,151
2,277,595	With HSBC Securities USA, Inc.: at 1.06%, dated 06/30/17, to be repurchased on 07/03/17, repurchase price $2,277,796 (collateralized by US Treasury Securities, par values ranging from $1,000,533 - $1,500,272, coupon rates ranging from 1.63% to 2.25%, 05/15/26 - 08/15/46; total market value $2,323,157)	2,277,595
2,277,595	With Merrill Lynch Pierce Fenner & Smith, Inc.: at 1.08%, dated 06/30/17, to be repurchased on 07/03/17, repurchase price $2,277,800 (collateralized by US Treasury Securities, par values ranging from $171,475 - $1,882,582, coupon rates ranging from 0.63% to 2.63%, 07/15/17 - 02/15/45; total market value $2,323,147)	2,277,595

Total Repurchase Agreements		9,589,531

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $9,589,531)		9,589,531

Total Investments — 103.5%
(Cost $363,477,267)		435,908,308	[5]
Liabilities in Excess of Other Assets — (3.5)%		(14,747,341)

Total Net Assets — 100.0%		$421,160,967

See accompanying notes.	CRM Funds

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2017

A summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows (See Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities:
Common Stock	$406,279,050	$406,279,050	—	—
Short-Term
Investments	20,039,727	20,039,727	—	—
Short-Term
Investments Held As Collateral For Loaned Securities	9,589,531	—	$9,589,531	—

Total Investments in Securities	$435,908,308	$426,318,777	$9,589,531	—

There were no transfers between Level 1, Level 2, and Level 3 during the year ended June 30, 2017.

[1]	Security partially or fully on loan.
[2]	Non-income producing security.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]	At June 30, 2017, the market value of securities on loan for the CRM Small Cap Value Fund was $9,355,932. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2017

Shares		Value
Common Stock — 96.7%
Consumer Discretionary — 6.7%
Consumer Durables & Apparel — 3.5%
322,435	G-III Apparel Group Ltd.[1,2]	$8,044,753
77,895	PVH Corp.	8,918,978

		16,963,731

Consumer Services — 3.2%
108,805	Six Flags Entertainment Corp.	6,485,866
45,940	Vail Resorts, Inc.	9,318,010

		15,803,876

Total Consumer Discretionary		32,767,607

Consumer Staples — 5.2%
Food, Beverage & Tobacco — 5.2%
606,840	Flowers Foods, Inc.[1]	10,504,400
183,520	TreeHouse Foods, Inc.[1,2]	14,991,749

Total Consumer Staples		25,496,149

Energy — 5.1%
Oil, Gas & Consumable Fuels — 5.1%
287,580	Basic Energy Services, Inc.[1,2]	7,160,742
888,760	Callon Petroleum Co.[2]	9,429,744
175,035	Energen Corp.[2]	8,641,478

Total Energy		25,231,964

Financials — 17.6%
Banks — 12.6%
406,445	Associated Banc-Corp.	10,242,414
299,445	First Hawaiian, Inc.	9,169,006
417,170	First Midwest Bancorp, Inc.	9,724,233
209,195	Hancock Holding Co.	10,250,555
680,090	KeyCorp.	12,744,886
129,420	UMB Financial Corp.	9,688,381

		61,819,475

Diversified Financials — 1.9%
208,380	Stifel Financial Corp.[2]	9,581,312

Insurance — 3.1%
74,190	American Financial Group, Inc.	7,372,261
73,455	Assurant, Inc.	7,616,549

		14,988,810

Total Financials		86,389,597

Health Care — 6.2%
Health Care Equipment & Services — 3.6%
28,575	Cooper Companies, Inc. (The)	6,841,426
136,555	STERIS PLC[3]	11,129,233

		17,970,659

Pharmaceuticals, Biotechnology & Life Sciences — 2.6%
55,680	Bio-Rad Laboratories, Inc. - Class A2	12,600,941

Total Health Care		30,571,600

Shares		Value
Industrials — 22.2%
Capital Goods — 17.5%
371,885	Actuant Corp. — Class A	$9,148,371
111,645	Allegion PLC[3]	9,056,642
219,670	Beacon Roofing Supply, Inc.[2]	10,763,830
77,820	Curtiss-Wright Corp.	7,142,320
96,445	Hubbell, Inc.	10,914,681
167,250	SPX FLOW, Inc.[2]	6,168,180
312,535	Terex Corp.	11,720,062
68,770	WABCO Holdings, Inc.[2]	8,768,863
216,005	Xylem, Inc.	11,973,157

		85,656,106

Commercial & Professional Services — 4.7%
166,395	Dun & Bradstreet Corp. (The)	17,995,619
159,750	TriNet Group, Inc.[2]	5,230,215

		23,225,834

Total Industrials		108,881,940

Information Technology — 13.2%
Semiconductors & Semiconductor Equipment — 1.3%
118,415	MACOM Technology Solutions Holdings, Inc.[2]	6,604,004

Software & Services — 7.9%
108,225	Broadridge Financial Solutions, Inc.	8,177,481
96,160	IAC/InterActiveCorp.[2]	9,927,558
172,715	PTC, Inc.[2]	9,520,051
176,055	Vantiv, Inc. — Class A2	11,151,324

		38,776,414

Technology Hardware & Equipment — 4.0%
321,780	FLIR Systems, Inc.	11,152,895
148,219	Lumentum Holdings, Inc.[2]	8,455,894

		19,608,789

Total Information Technology		64,989,207

Materials — 6.6%
Chemicals — 6.6%
347,175	GCP Applied Technologies, Inc.[2]	10,588,838
187,750	RPM International, Inc.	10,241,762
158,075	W.R. Grace & Co.	11,382,981

Total Materials		32,213,581

Real Estate — 6.8%
Diversified REIT’s — 1.5%
351,705	Empire State Realty Trust, Inc. — Class A1	7,304,913

Office REIT’s — 3.8%
182,540	Corporate Office Properties Trust	6,394,376
392,100	Equity Commonwealth[2]	12,390,360

		18,784,736

See accompanying notes.	CRM Funds

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2017

Shares		Value
Real Estate — (continued)
Specialized REIT’s — 1.5%
139,455	QTS Realty Trust, Inc. — Class A .	$7,297,680

Total Real Estate.		33,387,329

Telecommunication Services — 1.9%
Telecommunication Services — 1.9%
1,399,390	Vonage Holdings Corp.[2]	9,152,011

Utilities — 5.2%
Electric Utilities — 1.7%
193,145	Avangrid, Inc.	8,527,352

Multi-Utilities — 1.9%
377,790	NiSource, Inc.	9,580,754

Water Utilities — 1.6%
97,835	American Water Works Co., Inc.	7,626,238

Total Utilities		25,734,344

Total Common Stock (Cost $390,057,974)		474,815,329

Short-Term Investments — 3.5%
8,530,328	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.84%[4]	8,530,328
8,530,328	Federated Treasury Obligations Fund Institutional Series, 0.83%[4]	8,530,328

Total Short-Term Investments (Cost $17,060,656)		17,060,656

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.2% (Cost $407,118,630)		491,875,985

Principal
Short-Term Investments Held As Collateral For Loaned Securities — 6.4%
Repurchase Agreements — 3.9%
$2,902,971	With Citigroup Global Markets, Inc.: at 1.08%, dated 06/30/17, to be repurchased on 07/03/17, repurchase price $2,903,232 (collateralized by US Treasury Securities, par values ranging from $359,743 - $1,324,385, coupon rates ranging from 1.38% to 6.38%, 02/29/20 - 08/15/27; total market value $2,961,031)	$2,902,971

Principal		Value
Repurchase Agreements — (continued)
$1,511,881	With Credit Agricole CIB: at 1.06%, dated 06/30/17, to be repurchased on 07/03/17, repurchase price $1,512,015 (collateralized by US Treasury Security, par value $1,547,463, coupon rate 1.13%, 05/31/19; total market value $1,542,120)	$1,511,881
7,507,647	With HSBC Securities USA, Inc.: at 1.06%, dated 06/30/17, to be repurchased on 07/03/17, repurchase price $7,508,310 (collateralized by US Treasury Securities, par values ranging from $3,298,062 - $4,945,354, coupon rates ranging from 1.63% to 2.25%, 05/15/26 - 08/15/46; total market value $7,657,833)	7,507,647
7,507,647	With Merrill Lynch Pierce Fenner & Smith, Inc.: at 1.08%, dated 06/30/17, to be repurchased on 07/03/17, repurchase price $7,508,323 (collateralized by US Treasury Securities, par values ranging from $565,233 - $6,205,565, coupon rates ranging from 0.63% to 2.63%, 07/15/17 - 02/15/45; total market value $7,657,801)	7,507,647

Total Repurchase Agreements		19,430,146

Time Deposits — 2.5%
1,110,000	Australia & New Zealand Bank, 1.15% 07/03/17[4]	1,110,000
1,380,000	BNP Paribas (Cayman), 1.06% 07/03/17[4]	1,380,000
950,000	Credit Agricole CIB (New York), 1.06% 07/03/17[4]	950,000
1,100,000	Deutsche Bank AG (New York), 1.06% 07/03/17[4]	1,100,000
1,380,000	LandesBank, 1.05% 07/03/17[4]	1,380,000
1,400,000	National Australia Bank Ltd. (Cayman), 1.05% 07/03/17[4]	1,400,000
1,080,000	National Bank of Canada (Montreal), 1.05% 07/03/17[4]	1,080,000
1,040,000	Nordea Bank AB (New York), 1.06% 07/03/17[4]	1,040,000
1,390,000	Royal Bank of Canada (Toronto), 1.05% 07/03/17[4]	1,390,000

See accompanying notes.	CRM Funds

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2017

Principal		Value
$1,350,000	Svenska Handelsbanken AB (Cayman), 1.05% 07/03/17[4]	$1,350,000

Total Time Deposits.		12,180,000

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $31,610,146)		31,610,146

Total Investments — 106.6% (Cost $438,728,776)		523,486,131	[5]

Liabilities in Excess of Other Assets — (6.6)%		(32,527,780)

Total Net Assets — 100.0%		$490,958,351

A summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows (See Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities:
Common Stock	$474,815,329	$474,815,329	—	—
Short-Term Investments	17,060,656	17,060,656	—	—
Short-Term Investments Held As Collateral For Loaned Securities	31,610,146	—	$31,610,146	—

Total Investments in Securities	$523,486,131	$491,875,985	$31,610,146	—

There were no transfers between Level 1, Level 2, and Level 3 during the year ended June 30, 2017.

[1]	Security partially or fully on loan.
[2]	Non-income producing security.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At June 30, 2017, the market value of securities on loan for the CRM Small/Mid Cap Value Fund was $30,924,826. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2017

Shares		Value
Common Stock — 97.4%
Consumer Discretionary — 8.9%
Consumer Durables & Apparel — 4.6%
52,981	Mohawk Industries, Inc.[1]	$12,804,978
99,000	PVH Corp.	11,335,500

		24,140,478

Consumer Services — 4.3%
269,705	Aramark	11,052,511
351,025	Houghton Mifflin Harcourt Co.[1]	4,317,608
114,489	Six Flags Entertainment Corp.	6,824,689

		22,194,808

Total Consumer Discretionary		46,335,286

Consumer Staples — 2.7%
Food, Beverage & Tobacco — 2.7%
170,110	TreeHouse Foods, Inc.[1,2]	13,896,286

Energy — 6.2%
Energy Equipment & Services — 3.0%
168,875	Baker Hughes, Inc.	9,205,377
312,885	Patterson-UTI Energy, Inc.	6,317,148

		15,522,525

Oil, Gas & Consumable Fuels — 3.2%
243,822	Continental Resources, Inc.[1,2]	7,882,765
180,365	Energen Corp.[1]	8,904,620

		16,787,385

Total Energy		32,309,910

Financials — 13.7%
Banks — 9.1%
317,965	First Hawaiian, Inc.	9,736,088
718,035	KeyCorp.	13,455,976
139,430	UMB Financial Corp.	10,437,730
314,670	Zions Bancorporation	13,817,160

		47,446,954

Diversified Financials — 2.5%
179,451	Nasdaq, Inc.	12,828,952

Insurance — 2.1%
205,920	Hartford Financial Services Group, Inc. (The)	10,825,214

Total Financials		71,101,120

Health Care — 10.2%

Health Care Equipment & Services — 10.2%
40,865	C.R. Bard, Inc.	12,917,835
207,290	DENTSPLY SIRONA, Inc.	13,440,684
146,026	STERIS PLC[3]	11,901,119
120,135	Universal Health Services, Inc. — Class B	14,666,081

Total Health Care		52,925,719

Shares		Value
Industrials — 24.1%
Capital Goods — 18.5%
94,820	Allegion PLC[3]	$7,691,798
161,225	AMETEK, Inc.	9,765,398
218,055	Dover Corp.	17,492,372
100,328	Hubbell, Inc.	11,354,120
265,408	Johnson Controls International PLC[3]	11,508,091
51,790	Roper Technologies Inc.	11,990,939
164,480	SPX FLOW, Inc.[1]	6,066,022
60,625	WABCO Holdings, Inc.[1]	7,730,294
221,806	Xylem, Inc.	12,294,707

		95,893,741

Commercial & Professional Services — 5.6%
162,830	Dun & Bradstreet Corp. (The)	17,610,064
256,126	IHS Markit Ltd.[1]	11,279,789

		28,889,853

Total Industrials		124,783,594

Information Technology — 12.2%
Semiconductors & Semiconductor Equipment — 2.5%
169,193	Microchip Technology, Inc.[2]	13,058,316

Software & Services — 6.0%
70,885	IAC/InterActiveCorp.[1]	7,318,167
181,604	PTC, Inc.[1]	10,010,012
232,615	Total System Services, Inc.	13,549,824

		30,878,003

Technology Hardware & Equipment — 3.7%
292,370	FLIR Systems, Inc.	10,133,544
67,680	Palo Alto Networks, Inc.[1]	9,056,261

		19,189,805

Total Information Technology		63,126,124

Materials — 6.2%
Chemicals — 4.0%
142,270	Ashland Global Holdings, Inc.	9,377,016
160,815	W.R. Grace & Co.	11,580,288

		20,957,304

Construction Materials — 2.2%
88,330	Vulcan Materials Co.	11,189,644

Total Materials		32,146,948

Real Estate — 4.5%

Office REIT’s — 2.5%
413,210	Equity Commonwealth[1]	13,057,436

Specialized REIT’s — 2.0%
23,737	Equinix, Inc.	10,186,971

Total Real Estate.		23,244,407

See accompanying notes.	CRM Funds

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2017

Shares		Value
Utilities — 8.7%
Electric Utilities — 1.5%
172,905	Avangrid, Inc.	$7,633,756

Gas Utilities — 3.0%
189,065	Atmos Energy Corp.	15,682,942

Multi-Utilities — 2.4%
498,654	NiSource, Inc.	12,645,865

Water Utilities — 1.8%
116,492	American Water Works Co., Inc.	9,080,551

Total Utilities		45,043,114

Total Common Stock (Cost $406,907,257)		504,912,508

Short-Term Investments — 4.1%
10,717,257	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.84%[4]	10,717,257
10,717,257	Federated Treasury Obligations Fund Institutional Series, 0.83%[4]	10,717,257

Total Short-Term Investments (Cost $21,434,514)		21,434,514

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 101.5% (Cost $428,341,771)		526,347,022

Principal
Short-Term Investments Held As Collateral For Loaned Securities — 4.1%
Repurchase Agreements — 2.5%
$3,036,364	With Citigroup Global Markets, Inc.: at 1.08%, dated 06/30/17, to be repurchased on 07/03/17, repurchase price $3,036,637 (collateralized by US Treasury Securities, par values ranging from $376,273 - $1,385,241, coupon rates ranging from 1.38% to 6.38%, 02/29/20 - 08/15/27; total market value $3,097,092)	$3,036,364
5,083,425	With Credit Agricole CIB: at 1.06%, dated 06/30/17, to be repurchased on 07/03/17, repurchase price $5,083,874 (collateralized by US Treasury Security, par value of $5,203,063, coupon rate of 1.13%, 05/31/19; total market value $5,185,098)	5,083,425

Principal		Value
Repurchase Agreements — (continued)
$5,083,425	With HSBC Securities USA, Inc.: at 1.06%, dated 06/30/17, to be repurchased on 07/03/17, repurchase price $5,083,874 (collateralized by US Treasury Securities, par values ranging from $2,233,117 - $3,348,497, coupon rates ranging from 1.63% to 2.25%, 05/15/26 - 08/15/46; total market value $5,185,116)	$5,083,425

Total Repurchase Agreements		13,203,214

Time Deposits — 1.6%
$ 750,000	Australia & New Zealand Bank, 1.15% 07/03/17[4]	750,000
930,000	BNP Paribas (Cayman), 1.06% 07/03/17[4]	930,000
640,000	Credit Agricole CIB (New York), 1.06% 07/03/17[4]	640,000
730,000	Deutsche Bank AG (New York), 1.06% 07/03/17[4]	730,000
930,000	LandesBank, 1.05% 07/03/17[4]	930,000
950,000	National Australia Bank Ltd. (Cayman), 1.05% 07/03/17[4]	950,000
730,000	National Bank of Canada (Montreal), 1.05% 07/03/17[4]	730,000
690,000	Nordea Bank AB (New York), 1.06% 07/03/17[4]	690,000
940,000	Royal Bank of Canada (Toronto), 1.05% 07/03/17[4]	940,000
910,000	Svenska Handelsbanken AB (Cayman), 1.05% 07/03/17[4]	910,000

Total Time Deposits.		8,200,000

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $21,403,214)		21,403,214

Total Investments — 105.6% (Cost $449,744,985)		547,750,236	[5]
Liabilities in Excess of Other Assets — (5.6)%		(29,063,866)

Total Net Assets — 100.0%		$518,686,370

See accompanying notes.	CRM Funds

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2017

A summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows (See Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities:
Common Stock	$504,912,508	$504,912,508	—	—
Short-Term Investments	21,434,514	21,434,514	—	—
Short-Term Investments Held As Collateral For Loaned Securities	21,403,214	—	$21,403,214	—

Total Investments in Securities	$547,750,236	$526,347,022	$21,403,214	—

There were no transfers between Level 1, Level 2, and Level 3 during the year ended June 30, 2017.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]	At June 30, 2017, the market value of securities on loan for the CRM Mid Cap Value Fund was $20,941,736. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2017

Shares		Value
Common Stock — 96.6%
Consumer Discretionary — 12.4%
Consumer Durables & Apparel — 4.9%
7,760	Mohawk Industries, Inc.[1]	$1,875,514
23,585	PVH Corp.	2,700,483

		4,575,997

Consumer Services — 1.3%
20,508	Hilton Worldwide Holdings, Inc.	1,268,420

Retailing — 6.2%
3,723	AutoZone, Inc.[1]	2,123,822
32,010	Dollar Tree, Inc.[1]	2,238,139
15,280	Tiffany & Co.	1,434,334

		5,796,295

Total Consumer Discretionary		11,640,712

Consumer Staples — 2.7%
Food, Beverage & Tobacco — 2.7%
22,960	Anheuser-Busch InBev N.V., ADR[2]	2,533,866

Energy — 6.7%
Energy Equipment & Services — 2.3%
50,795	Halliburton Co.	2,169,455

Oil, Gas & Consumable Fuels — 4.4%
72,420	Newfield Exploration Co.[1]	2,061,073
34,260	Occidental Petroleum Corp.	2,051,146

		4,112,219

Total Energy		6,281,674

Financials — 25.1%
Banks — 15.3%
119,207	Bank of America Corp.	2,891,962
149,800	KeyCorp.	2,807,252
22,685	PNC Financial Services Group, Inc. (The)	2,832,676
61,700	Wells Fargo & Co.	3,418,797
56,995	Zions Bancorporation	2,502,650

		14,453,337

Diversified Financials — 4.1%
42,635	Charles Schwab Corp. (The)	1,831,600
31,195	Intercontinental Exchange, Inc.	2,056,374

		3,887,974

Insurance — 5.7%
25,930	American International Group, Inc.	1,621,143
41,510	Hartford Financial Services Group, Inc. (The)	2,182,181
10,645	Willis Towers Watson PLC[3]	1,548,422

		5,351,746

Total Financials		23,693,057

Health Care — 11.0%
Health Care Equipment & Services — 9.0%
31,065	Danaher Corp.	2,621,575

Shares		Value
Health Care — (continued)
Health Care Equipment & Services — (continued)
39,765	DENTSPLY SIRONA, Inc.	$2,578,363
11,975	Universal Health Services, Inc. — Class B	1,461,908
14,420	Zimmer Biomet Holdings, Inc.	1,851,528

		8,513,374

Pharmaceuticals, Biotechnology & Life Sciences — 2.0%
7,577	Allergan PLC[3]	1,841,893

Total Health Care		10,355,267

Industrials — 11.1%
Capital Goods — 5.9%
40,205	Dover Corp.	3,225,245
53,485	Johnson Controls International PLC[3]	2,319,110

		5,544,355

Transportation — 5.2%
11,205	FedEx Corp.	2,435,183
20,725	Norfolk Southern Corp.	2,522,232

		4,957,415

Total Industrials		10,501,770

Information Technology — 14.9%
Semiconductors & Semiconductor Equipment — 5.7%
9,700	Broadcom Ltd.	2,260,585
21,770	Microchip Technology, Inc.	1,680,209
12,745	NXP Semiconductors N.V.[1]	1,394,940

		5,335,734

Software & Services — 4.1%
28,720	PayPal Holdings, Inc.[1]	1,541,402
40,415	Total System Services, Inc.	2,354,174

		3,895,576

Technology Hardware & Equipment — 5.1%
152,900	Hewlett Packard Enterprise Co.	2,536,611
17,135	Palo Alto Networks, Inc.[1]	2,292,834

		4,829,445

Total Information Technology		14,060,755

Materials — 6.8%
Chemicals — 4.4%
14,550	Air Products & Chemicals, Inc.	2,081,523
18,405	PPG Industries, Inc.	2,023,814

		4,105,337

Construction Materials — 2.4%
18,100	Vulcan Materials Co.	2,292,908

Total Materials		6,398,245

Utilities — 5.9%
Electric Utilities — 3.4%
22,855	NextEra Energy, Inc.	3,202,671

See accompanying notes.	CRM Funds

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2017

Shares		Value
Utilities — (continued)
Gas Utilities — 2.5%
28,030	Atmos Energy Corp.	$2,325,089

Total Utilities		5,527,760

Total Common Stock (Cost $80,931,620)		90,993,106

Short-Term Investments — 2.7%
1,278,488	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.84%[4]	1,278,488
1,278,489	Federated Treasury Obligations Fund Institutional Series, 0.83%[4]	1,278,489

Total Short-Term Investments (Cost $2,556,977)		2,556,977

Total Investments — 99.3% (Cost $83,488,597)		93,550,083
Other Assets in Excess of Liabilities — 0.7%		648,916

Total Net Assets — 100.0%		$94,198,999

A summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stock	$90,993,106	$90,993,106	—	—
Short-Term Investments	2,556,977	2,556,977	—	—

Total Investments in Securities	$93,550,083	$93,550,083	—	—

There were no transfers between Level 1, Level 2, and Level 3 during the year ended June 30, 2017.

[1]	Non-income producing security.
[2]	ADR — American Depository Receipt.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.

See accompanying notes.	CRM Funds

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2017

Shares		Value
Common Stock — 96.6%
Consumer Discretionary — 10.1%
Consumer Durables & Apparel — 4.6%
1,700	Mohawk Industries, Inc.[1]	$410,873
5,425	PVH Corp.	621,162

		1,032,035

Consumer Services — 3.3%
11,935	Aramark	489,096
20,470	Houghton Mifflin Harcourt Co.[1]	251,781

		740,877

Retailing — 2.2%
860	AutoZone, Inc.[1]	490,596

Total Consumer Discretionary		2,263,508

Consumer Staples — 3.4%
Food, Beverage & Tobacco — 1.4%
7,455	Mondelez International, Inc. — Class A	321,981
Household & Personal Products — 2.0%
5,785	Edgewell Personal Care Co.[1]	439,776

Total Consumer Staples		761,757

Energy — 7.4%
Energy Equipment & Services — 2.1%
11,065	Halliburton Co.	472,586

Oil, Gas & Consumable Fuels — 5.3%
10,450	Continental Resources, Inc.[1,2]	337,848
7,660	Energen Corp.[1]	378,174
7,950	Occidental Petroleum Corp.	475,967

		1,191,989

Total Energy		1,664,575

Financials — 18.6%
Banks — 14.5%
29,310	Bank of America Corp.	711,061
3,665	JPMorgan Chase & Co.	334,981
38,660	KeyCorp.	724,488
3,995	PNC Financial Services Group, Inc. (The)	498,856
8,090	Wells Fargo & Co.	448,267
12,250	Zions Bancorporation	537,897

		3,255,550

Diversified Financials — 2.4%
7,465	Nasdaq, Inc.	533,673

Insurance — 1.7%
6,175	American International Group, Inc.	386,061

Total Financials		4,175,284

Health Care — 13.1%
Health Care Equipment & Services — 10.7%
3,265	Aetna, Inc.	495,725
1,825	C.R. Bard, Inc.	576,901
7,165	CONMED Corp.	364,985

Shares		Value
Health Care — (continued)
Health Care Equipment & Services — (continued)
7,445	Danaher Corp.	$628,283
4,050	STERIS PLC[3]	330,075

		2,395,969

Pharmaceuticals, Biotechnology & Life Sciences — 2.4%
2,241	Allergan PLC[3]	544,765

Total Health Care		2,940,734

Industrials — 18.3%
Capital Goods — 5.9%
8,860	Dover Corp.	710,750
13,967	Johnson Controls International PLC[3]	605,609

		1,316,359

Commercial & Professional Services — 5.3%
6,705	Dun & Bradstreet Corp. (The)	725,146
10,760	IHS Markit Ltd.[1]	473,870

		1,199,016

Transportation — 7.1%
9,035	CSX Corp.	492,950
2,420	FedEx Corp.	525,938
4,670	Norfolk Southern Corp.	568,339

		1,587,227

Total Industrials		4,102,602

Information Technology — 12.4%
Semiconductors & Semiconductor Equipment — 6.0%
1,810	Broadcom Ltd.	421,820
6,040	Microchip Technology, Inc.[2]	466,167
4,090	NXP Semiconductors N.V.[1]	447,651

		1,335,638

Software & Services — 4.6%
7,225	PTC, Inc.[1]	398,242
10,655	Total System Services, Inc.	620,654

		1,018,896

Technology Hardware & Equipment — 1.8%
11,875	FLIR Systems, Inc.	411,588

Total Information Technology		2,766,122

Materials — 5.8%
Chemicals — 4.4%
3,450	Air Products & Chemicals, Inc.	493,557
4,470	PPG Industries, Inc.	491,521

		985,078

Construction Materials — 1.4%
2,545	Vulcan Materials Co.	322,401

Total Materials		1,307,479

Utilities — 7.5%
Electric Utilities — 2.4%
3,895	NextEra Energy, Inc.	545,806

See accompanying notes.	CRM Funds

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2017

Shares		Value
Utilities — (continued)
Gas Utilities — 1.8%
4,745	Atmos Energy Corp.	$393,598

Multi-Utilities — 1.7%
5,670	Black Hills Corp.	382,555

Water Utilities — 1.6%
4,555	American Water Works Co., Inc.	355,062

Total Utilities		1,677,021

Total Common Stock (Cost $17,857,630)		21,659,082

Short-Term Investments — 3.6%
401,383	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.84%[4]	401,383
401,383	Federated Treasury Obligations Fund Institutional Series, 0.83%[4]	401,383

Total Short-Term Investments (Cost $802,766)		802,766

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.2% (Cost $18,660,396)		22,461,848

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 1.7%
Repurchase Agreement — 1.7%
$366,393	With NBC Global Finance Ltd.: at 1.20%, dated 06/30/17, to be repurchased on 07/03/17, repurchase price $366,430 (collateralized by US Treasury Securities, par values ranging from $0 - $45,799, coupon rates ranging from 0.00% to 2.50%, 08/15/21 - 09/09/49; total market value $373,721)
Total Repurchase Agreement		$366,393

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $366,393)		366,393

Total Investments — 101.9% (Cost $19,026,789)		22,828,241	[5]
Liabilities in Excess of Other Assets — (1.9)%		(418,596)

Total Net Assets — 100.0%		$22,409,645

See accompanying notes.	CRM Funds

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2017

A summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stock	$21,659,082	$21,659,082	—	—
Short-Term
Investments	802,766	802,766	—	—
Short-Term Investments Held As Collateral For Loaned Securities	366,393	—	$366,393	—

Total Investments in Securities	$22,828,241	$22,461,848	$366,393	—

There were no transfers between Level 1, Level 2, and Level 3 during the year ended June 30, 2017.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]	At June 30, 2017, the market value of securities on loan for the CRM All Cap Value Fund was $357,625. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2017

Shares		Value
Common Stock — 91.9%
Argentina — 1.6%
2,350	Banco Macro S.A. ADR	$216,646

Belgium — 1.0%
3,400	AGEAS	136,926

Canada — 1.5%
6,720	Gildan Activewear, Inc.	206,506

Chile — 1.3%
69,565	Parque Arauco S.A.	175,216

China — 1.5%
260,000	Shandong Weigao Group Medical Polymer Co. Ltd.	204,138

Czech Republic — 2.0%
82,669	Moneta Money Bank AS	276,899

Denmark — 3.4%
7,460	ISS A/S	292,998
3,416	Royal Unibrew A/S	163,865

Total Denmark		456,863

Finland — 3.3%
5,935	Elisa OYJ	230,000
5,400	Huhtamaki OYJ	212,783

Total Finland		442,783

Germany — 5.2%
2,720	CANCOM SE1	165,367
15,160	Deutsche Telekom AG	272,192
1,406	Linde AG	266,253

Total Germany		703,812

Indonesia — 2.5%
143,000	Bank Rakyat Indonesia	162,957
3,922,000	Pakuwon Jati Tbk PT	180,538

Total Indonesia		343,495

Ireland — 8.4%
63,601	C&C Group PLC[2]	233,834
174,873	Cairn Homes PLC[2,3]	300,596
52,625	Dalata Hotel Group PLC[2,3]	289,710
100,507	Greencore Group PLC[2]	322,029

Total Ireland		1,146,169

Italy — 2.5%
9,000	Azimut Holding SpA	180,403
20,208	Societa Cattolica di Assicurazioni SCRL	157,179

Total Italy		337,582

Japan — 16.4%
6,080	Calbee, Inc.	238,659
14,800	Hino Motors Ltd.	164,086
40,000	Hitachi Ltd.	245,175
19,650	Isuzu Motors Ltd.	242,142
3,000	MEIJI Holdings Co. LTD	242,987

Shares		Value
Japan — (continued)
5,600	Olympus Corp.	$204,134
19,900	Santen Pharmaceutical Co. Ltd.	269,639
12,000	Shimadzu Corp.	228,104
4,200	Sohgo Security Services Co. Ltd.	188,949
46,800	Yahoo Japan Corp.	203,469

Total Japan		2,227,344

Luxembourg — 2.3%
4,040	RTL GROUP S.A.	306,205

Mexico — 5.3%
58,000	Alsea SAB de CV	219,872
149,184	Gentera SAB de CV	223,915
21,240	GRUMA SAB DE CV	277,110

Total Mexico		720,897

Netherlands — 2.6%
17,484	RELX N.V.	359,449

Norway — 1.6%
51,029	Europris ASA	220,038

Panama — 1.7%
6,748	Intercorp Financial Services, Inc.	229,432

Philippines — 2.4%
113,130	Robinsons Retail Holdings, Inc.	195,052
30,060	Security Bank Corp.	129,271

Total Philippines		324,323

Portugal — 1.6%
199,500	Sonae SGPS S.A.	221,935

South Korea — 1.5%
1,415	Hyundai Motor Co.	197,258

Spain — 3.8%
17,890	Hispania Activos Inmobiliarios SOCIMI S.A.	295,769
82,000	Prosegur Cash S.A.[3]	215,410

Total Spain.		511,179

Switzerland — 1.9%
2,914	Nestle S.A.	253,596

Turkey — 1.4%
231,733	Emlak Konut Gayrimenkul Yatirim Ortakligi AS3	193,635

United Kingdom — 15.2%
21,910	Beazley PLC[2]	139,288
30,700	Dairy Crest Group PLC1,[2]	239,513
28,010	Direct Line Insurance Group PLC[2]	129,656
45,910	Howden Joinery Group PLC[2]	243,429
109,525	ITV PLC[2]	258,770
103,200	Pets at Home Group PLC[1],[2]	216,540
24,600	Sage Group PLC (The)[2]	220,438
15,700	Smith & Nephew PLC[2]	270,944
9,975	St. James’s Place PLC[2]	153,565

See accompanying notes.	CRM Funds

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2017

Shares		Value
United Kingdom — (continued)
8,540	WH Smith PLC[2]	$190,759

Total United Kingdom		2,062,902

Total Common Stock (Cost $11,125,706)		12,475,228

Short-Term Investments — 8.3%
561,090	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.84%[4]	561,090
561,091	Federated Treasury Obligations Fund Institutional Series, 0.83%[4]	561,091

Total Short-Term Investments (Cost $1,122,181)		1,122,181

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.2% (Cost $12,247,887)		13,597,409

Principal
Short-Term Investments Held As Collateral For Loaned Securities — 3.4%
Repurchase Agreement — 3.4%
$457,984	With NBC Global Finance Ltd.: at 1.20%, dated 06/30/17, to be repurchased on 07/03/17, repurchase price $458,030 (collateralized by US Treasury Securities, par values ranging from $0 - $57,248, coupon rates ranging from 0.00% to 2.50%, 08/15/21 - 09/09/49; total market value $467,144)
Total Repurchase Agreement		$457,984

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $457,984)		457,984

Total Investments — 103.6% (Cost $12,705,871)		14,055,3935
Liabilities in Excess of Other Assets — (3.6)%		(489,627)

Total Net Assets — 100.0%		$13,565,766

A summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stock
Argentina	$216,646	$216,646	—	—
Belgium	136,926	136,926	—	—
Canada	206,506	206,506	—	—
Chile	175,216	175,216	—	—
China	204,138	204,138	—	—
Czech Republic	276,899	276,899	—	—
Denmark	456,863	456,863	—	—
Finland	442,783	442,783	—	—
Germany	703,812	703,812	—	—
Indonesia	343,495	—	$343,495	—
Ireland	1,146,169	1,146,169	—	—
Italy	337,582	337,582	—	—
Japan	2,227,344	2,227,344	—	—
Luxembourg	306,205	306,205	—	—
Mexico	720,897	720,897	—	—
Netherlands	359,449	359,449	—	—
Norway	220,038	220,038	—	—
Panama	229,432	229,432	—	—
Philippines	324,323	324,323	—	—
Portugal	221,935	221,935	—	—
South Korea	197,258	197,258	—	—
Spain	511,179	511,179	—	—
Switzerland	253,596	253,596	—	—
Turkey	193,635	193,635	—	—
United Kingdom	2,062,902	2,062,902	—	—
Short-Term Investments	1,122,181	1,122,181	—	—
Short-Term Investments Held As Collateral For Loaned Securities	457,984	—	457,984	—

Total Investments in Securities	$14,055,393	$13,253,914	$801,479	—

See accompanying notes.	CRM Funds

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2017

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed not to have occurred at June 30, 2017. As a result, securities fair valued using an external pricing service at June 30, 2016 that were still held by the Fund were transferred from Level 2 into Level 1 with a beginning of period value of $5,710,477.

[1]	Security partially or fully on loan.
[2]	PLC — Public Limited Company.
[3]	Non-income producing security.
[4]	Rate represents an annualized yield at date of measurement.
[5]	At June 30, 2017, the market value of securities on loan for the CRM International Opportunity Fund was $439,235. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2017

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
ASSETS:
Investments
Investments, at cost	$363,477,267	$438,728,776	$449,744,985	$83,488,597
Net unrealized appreciation	72,431,041	84,757,355	98,005,251	10,061,486

Total investments, at value[1]	435,908,308	523,486,131	547,750,236	93,550,083
Receivable for fund shares sold	252,094	318,394	228,909	351
Receivable for securities sold	1,609,687	17,820,183	3,195,468	834,595
Dividends and interest receivable	421,882	436,803	283,605	90,823
Tax reclaim receivable	—	4,609	—	—
Other assets	40,040	67,659	62,292	18,995

Total assets	438,232,011	542,133,779	551,520,510	94,494,847

LIABILITIES:
Obligation to return securities lending collateral	9,589,531	31,610,146	21,403,214	—
Payable for fund shares redeemed	1,552,131	10,767,011	299,918	—
Payable for securities purchased	5,553,480	8,328,149	10,546,817	235,379
Accrued advisory fee	260,209	311,613	329,353	27,961
Audit and tax fees	7,175	7,175	7,175	7,175
Other accrued expenses	108,518	151,334	247,663	25,333

Total liabilities	17,071,044	51,175,428	32,834,140	295,848

NET ASSETS	$421,160,967	$490,958,351	$518,686,370	$94,198,999

COMPONENTS OF NET ASSETS
Paid-in-capital	$306,486,926	$370,835,811	$380,419,167	$78,781,253
Undistributed net investment income (loss)	580,546	(5,819,943)	3,069,233	204,429
Accumulated net realized gain on investments	41,662,454	41,185,128	37,192,719	5,151,831
Net unrealized appreciation of investments	72,431,041	84,757,355	98,005,251	10,061,486

NET ASSETS	$421,160,967	$490,958,351	$518,686,370	$94,198,999

NET ASSETS BY SHARE CLASS
Investor Shares	$72,471,988	$36,626,035	$229,541,201	$12,872,173
Institutional Shares	348,688,979	454,332,316	289,145,169	81,326,826

NET ASSETS	$421,160,967	$490,958,351	$518,686,370	$94,198,999

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	4,013,752	2,519,041	9,902,662	1,317,917
Institutional Shares	17,080,535	30,704,053	12,069,827	8,306,872
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$18.06	$14.54	$23.18	$9.77
Institutional Shares	$20.41	$14.80	$23.96	$9.79

[1] Includes securities loaned of:	$9,335,932	$30,924,826	$20,941,736	$—

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2017

	CRM All Cap Value Fund	CRM International Opportunity Fund
ASSETS:
Investments
Investments, at cost	$19,026,789	$12,705,871
Net unrealized appreciation	3,801,452	1,349,522

Total investments, at value[1]	22,828,241	14,055,393
Foreign currencies, at value (cost $0 and $3,799, respectively)	—	3,790
Receivable for fund shares sold	51,268	162
Receivable for securities sold	477,342	—
Dividends and interest receivable	19,621	23,001
Tax reclaim receivable	727	50,710
Other assets	18,177	17,747

Total assets	23,395,376	14,150,803

LIABILITIES:
Obligation to return securities lending collateral	366,393	457,984
Payable for fund shares redeemed	7,811	—
Payable for securities purchased	577,237	70,145
Accrued advisory fee	6,750	4,240
Audit and tax fees	7,175	21,175
Other accrued expenses	20,365	31,493

Total liabilities	985,731	585,037

NET ASSETS	$22,409,645	$13,565,766

COMPONENTS OF NET ASSETS
Paid-in-capital	$17,123,151	$11,835,664
Undistributed net investment income	—	88,174
Accumulated net realized gain on investments	1,485,042	295,869
Net unrealized appreciation of investments and foreign currency	3,801,452	1,346,059

NET ASSETS	$22,409,645	$13,565,766

NET ASSETS BY SHARE CLASS
Investor Shares	$8,734,319	$9,071,081
Institutional Shares	13,675,326	4,494,685

NET ASSETS	$22,409,645	$13,565,766

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	941,166	660,413
Institutional Shares	1,454,663	325,578
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$9.28	$13.74
Institutional Shares	$9.40	$13.81

[1] Includes securities loaned of:	$357,625	$439,235

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
INVESTMENT INCOME
Dividends	$4,601,255	$5,852,273	$9,341,517	$1,649,364
Securities lending income	199,588	63,998	32,628	35
Foreign tax withheld	(5,861)	—	—	(11,691)

Total investment income	4,794,982	5,916,271	9,374,145	1,637,708

EXPENSES
Investment advisory fees	3,298,602	4,188,656	4,249,546	657,640
Administration and accounting fees	112,648	138,655	141,190	30,865
Custody fees	38,049	44,919	42,720	9,742
Transfer Agent fees	170,525	310,590	259,230	53,723
Shareholder reports	49,325	91,026	98,581	8,066
Shareholder services - Investor Shares	172,100	110,298	773,722	30,376
Trustee fees and expenses	67,242	85,802	86,757	13,545
Insurance fees	40,305	54,449	58,831	6,030
Registration fees	47,608	49,123	53,716	39,797
Audit and tax fees	40,340	40,340	40,340	40,340
Legal fees	32,187	41,468	41,939	6,406
Miscellaneous	83,979	112,172	117,106	16,987

Total expenses	4,152,910	5,267,498	5,963,678	913,517
Expenses waived/reimbursed	—	—	—	(94,595)

Net expenses	4,152,910	5,267,498	5,963,678	818,922

NET INVESTMENT INCOME	642,072	648,773	3,410,467	818,786

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain from:
Investments	65,830,362	69,944,323	85,283,650	7,826,777
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	26,041,055	15,744,218	(4,536,386)	4,427,975

Net realized and unrealized gain on investments and foreign currency	91,871,417	85,688,541	80,747,264	12,254,752

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$92,513,489	$86,337,314	$84,157,731	$13,073,538

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

	CRM All Cap Value Fund	CRM International Opportunity Fund
INVESTMENT INCOME
Dividends	$421,007	$324,534
Securities lending income	1,422	3,459
Foreign tax withheld	—	(35,635)

Total investment income	422,429	292,358

EXPENSES
Investment advisory fees	216,984	113,925
Administration and accounting fees	16,127	42,365
Custody fees	10,966	33,262
Transfer Agent fees	42,709	41,163
Shareholder reports	8,820	2,678
Shareholder services - Investor Shares	46,896	20,855
Trustee fees and expenses	3,484	1,913
Insurance fees	2,143	1,115
Registration fees	40,572	41,741
Audit and tax fees	40,340	53,740
Legal fees	1,628	842
Miscellaneous	5,571	3,505

Total expenses	436,240	357,104
Expenses waived/reimbursed	(103,839)	(178,020)

Net expenses	332,401	179,084

NET INVESTMENT INCOME	90,028	113,274

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investment securities	2,767,246	404,285
Foreign currency	—	(25,275)

Net realized gain	2,767,246	379,010

Net change in unrealized appreciation on:
Investment securities	643,395	1,636,308
Foreign currency	—	2,428

Net change in unrealized appreciation	643,395	1,638,736

Net realized and unrealized gain on investments and foreign currency	3,410,641	2,017,746

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,500,669	$2,131,020

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
NET ASSETS - BEGINNING OF YEAR	$438,216,903	$519,359,296

OPERATIONS
Net investment income	642,072	2,749,177
Net realized gain from investments and foreign currency	65,830,362	28,427,022
Net change in unrealized appreciation (depreciation) on investments and foreign currency	26,041,055	(44,272,132)

Net increase (decrease) in net assets resulting from operations	92,513,489	(13,095,933)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(312,474)	(112,408)
Net investment income - Institutional Shares	(2,019,903)	(1,134,663)
Net realized gains on investments - Investor Shares	(4,762,199)	(12,447,576)
Net realized gains on investments - Institutional Shares	(20,994,650)	(52,717,047)

Total distributions to shareholders	(28,089,226)	(66,411,694)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	8,183,035	2,605,747
Sale of shares - Institutional Shares	45,387,119	126,391,423
Reinvestment of distributions - Investor Shares	4,699,441	11,557,728
Reinvestment of distributions - Institutional Shares	21,802,119	51,016,071
Redemption of shares - Investor Shares	(10,458,965)	(12,228,750)
Redemption of shares - Institutional Shares	(151,092,948)	(180,976,985)

Net decrease from capital share transactions	(81,480,199)	(1,634,766)

Total decrease in net assets	(17,055,936)	(81,142,393)

NET ASSETS - END OF YEAR	$421,160,967	$438,216,903

Undistributed net investment income	$580,546	$2,332,477

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
NET ASSETS - BEGINNING OF YEAR	$605,732,739	$895,577,563

OPERATIONS
Net investment income	648,773	13,370,051
Net realized gain (loss) from investments and foreign currency	69,944,323	(28,992,142)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	15,744,218	(56,352,185)

Net increase (decrease) in net assets resulting from operations	86,337,314	(71,974,276)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(944,742)	—
Net investment income - Institutional Shares	(12,424,792)	—
Net realized gains on investments - Investor Shares	—	(6,470,204)
Net realized gains on investments - Institutional Shares	—	(74,078,444)

Total distributions to shareholders	(13,369,534)	(80,548,648)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	6,072,107	10,606,628
Sale of shares - Institutional Shares	78,683,060	119,435,856
Reinvestment of distributions - Investor Shares	934,871	6,455,622
Reinvestment of distributions - Institutional Shares	12,399,778	73,398,598
Redemption of shares - Investor Shares	(29,671,078)	(27,424,964)
Redemption of shares - Institutional Shares	(256,160,906)	(319,793,640)

Net decrease from capital share transactions	(187,742,168)	(137,321,900)

Total decrease in net assets	(114,774,388)	(289,844,824)

NET ASSETS - END OF YEAR	$490,958,351	$605,732,739

Undistributed net investment income (loss)	$(5,819,943)	$13,369,516

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
NET ASSETS - BEGINNING OF YEAR	$594,582,861	$1,197,750,767

OPERATIONS
Net investment income	3,410,467	11,554,550
Net realized gain from investments and foreign currency	85,283,650	35,521,503
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(4,536,386)	(91,637,071)

Net increase (decrease) in net assets resulting from operations	84,157,731	(44,561,018)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(26,153)	(4,071,828)
Net investment income - Institutional Shares	(394,582)	(7,742,790)
Net realized gains on investments - Investor Shares	(13,796,223)	(102,386,426)
Net realized gains on investments - Institutional Shares	(8,979,025)	(162,476,387)

Total distributions to shareholders	(23,195,983)	(276,677,431)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	38,892,985	35,780,889
Sale of shares - Institutional Shares	119,771,766	60,984,966
Reinvestment of distributions - Investor Shares	13,786,959	106,141,945
Reinvestment of distributions - Institutional Shares	8,587,050	159,837,763
Redemption of shares - Investor Shares	(213,273,460)	(138,783,185)
Redemption of shares - Institutional Shares	(104,623,539)	(505,891,835)

Net decrease from capital share transactions	(136,858,239)	(281,929,457)

Total decrease in net assets	(75,896,491)	(603,167,906)

NET ASSETS - END OF YEAR	$518,686,370	$594,582,861

Undistributed net investment income	$3,069,233	$420,709

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Large Cap Opportunity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
NET ASSETS - BEGINNING OF YEAR	$72,969,987	$33,615,951

OPERATIONS
Net investment income	818,786	437,161
Net realized gain (loss) from investments and foreign currency	7,826,777	(896,073)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	4,427,975	2,734,506

Net increase in net assets resulting from operations	13,073,538	2,275,594

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(84,202)	(16,753)
Net investment income - Institutional Shares	(767,078)	(183,652)
Net realized gains on investments - Investor Shares	(89,828)	(966,162)
Net realized gains on investments - Institutional Shares	(608,477)	(3,597,294)

Total distributions to shareholders	(1,549,585)	(4,763,861)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	365,574	583,531
Sale of shares - Institutional Shares	21,326,156	45,151,321
Reinvestment of distributions - Investor Shares	166,309	945,717
Reinvestment of distributions - Institutional Shares	300,612	1,587,884
Redemption of shares - Investor Shares	(1,148,981)	(1,068,191)
Redemption of shares - Institutional Shares	(11,304,611)	(5,357,959)

Net increase from capital share transactions	9,705,059	41,842,303

Total increase in net assets	21,229,012	39,354,036

NET ASSETS - END OF YEAR	$94,198,999	$72,969,987

Undistributed net investment income	$204,429	$267,349

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
NET ASSETS - BEGINNING OF YEAR	$23,328,299	$29,682,592

OPERATIONS
Net investment income	90,028	205,566
Net realized gain from investments and foreign currency	2,767,246	674,174
Net change in unrealized appreciation (depreciation) on investments and foreign currency	643,395	(823,062)

Net increase in net assets resulting from operations	3,500,669	56,678

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(70,732)	(142,587)
Net investment income - Institutional Shares	(23,644)	(54,211)
Net realized gains on investments - Investor Shares	(782,915)	(4,945,005)
Net realized gains on investments - Institutional Shares	(154,859)	(1,326,974)

Total distributions to shareholders	(1,032,150)	(6,468,777)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	1,754,066	2,675,055
Sale of shares - Institutional Shares	9,738,451	417,779
Reinvestment of distributions - Investor Shares	784,124	4,689,435
Reinvestment of distributions - Institutional Shares	168,192	1,308,458
Redemption of shares - Investor Shares	(15,556,325)	(6,030,708)
Redemption of shares - Institutional Shares	(275,681)	(3,002,213)

Net increase (decrease) from capital share transactions	(3,387,173)	57,806

Total decrease in net assets	(918,654)	(6,354,293)

NET ASSETS - END OF YEAR	$22,409,645	$23,328,299

Undistributed net investment income	$—	$8,758

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM International Opportunity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
NET ASSETS - BEGINNING OF YEAR	$12,473,851	$11,209,390

OPERATIONS
Net investment income	113,274	141,721
Net realized gain from investments and foreign currency	379,010	189,614
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,638,736	(753,904)

Net increase (decrease) in net assets resulting from operations	2,131,020	(422,569)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(67,518)	(26,798)
Net investment income - Institutional Shares	(44,400)	(19,723)
Net realized gains on investments - Investor Shares	—	(698,424)
Net realized gains on investments - Institutional Shares	—	(298,856)

Total distributions to shareholders	(111,918)	(1,043,801)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	176,313	994,494
Sale of shares - Institutional Shares	275	1,359,925
Reinvestment of distributions - Investor Shares	66,281	711,737
Reinvestment of distributions - Institutional Shares	43,786	295,219
Redemption of shares - Investor Shares	(406,782)	(511,832)
Redemption of shares - Institutional Shares	(808,887)	(120,366)
Redemption fee - Investor Shares	1,108	1,073
Redemption fee - Institutional Shares	719	581

Net increase (decrease) from capital share transactions	(927,187)	2,730,831

Total increase in net assets	1,091,915	1,264,461

NET ASSETS - END OF YEAR	$13,565,766	$12,473,851

Undistributed net investment income	$88,174	$101,851

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares

		For the Years Ended June 30,

	2017	2016	2015	2014	2013

Net Asset Value — Beginning of Year	$15.86	$19.98	$23.54	$21.94	$18.02

Investment operations:
Net investment income (loss)[1]	(0.01)	0.08	— [2]	0.08	0.18 [3]
Net realized and unrealized gain (loss) on investments	3.54	(0.66)	1.32	4.43	4.08

Total from investment operations	3.53	(0.58)	1.32	4.51	4.26

Distributions to shareholders:
From net investment income	(0.08)	(0.03)	(0.07)	(0.04)	(0.34)
From net realized gains on investments	(1.25)	(3.51)	(4.81)	(2.87)	—

Total distributions to shareholders	(1.33)	(3.54)	(4.88)	(2.91)	(0.34)

Net Asset Value — End of Year	$18.06	$15.86	$19.98	$23.54	$21.94

Total Return	22.28%	(2.13)%	7.14%	21.39%	24.00%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.15%	1.12%	1.09%	1.07%	1.08%
Net investment income (loss)	(0.07)%	0.50%	0.02%	0.32%	0.88%[3]
Portfolio turnover rate	91%	68%	83%	66%	77%
Net Assets at the end of year (000’s omitted)	$72,472	$61,529	$74,037	$81,948	$104,155

[1]	Calculated using the average shares outstanding method.

[2]	Amount represents less than $0.005.

[3]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.09 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.38%.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares

		For the Years Ended June 30,

	2017	2016	2015	2014	2013

Net Asset Value — Beginning of Year	$17.78	$21.94	$25.37	$23.45	$19.24

Investment operations:
Net investment income[1]	0.03	0.13	0.05	0.13	0.23 [2]
Net realized and unrealized gain (loss) on investments	3.97	(0.70)	1.45	4.75	4.37

Total from investment operations	4.00	(0.57)	1.50	4.88	4.60

Distributions to shareholders:
From net investment income	(0.12)	(0.08)	(0.12)	(0.09)	(0.39)
From net realized gains on investments	(1.25)	(3.51)	(4.81)	(2.87)	—

Total distributions to shareholders	(1.37)	(3.59)	(4.93)	(2.96)	(0.39)

Net Asset Value — End of Year	$20.41	$17.78	$21.94	$25.37	$23.45

Total Return	22.51%	(1.89)%	7.39%	21.63%	24.27%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.91%	0.89%	0.86%	0.85%	0.85%
Net investment income	0.19%	0.70%	0.22%	0.53%	1.10%[2]
Portfolio turnover rate	91%	68%	83%	66%	77%
Net Assets at the end of year (000’s omitted)	$348,689	$376,688	$445,322	$707,921	$634,031

[1]	Calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.10 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.60%.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares

		For the Years Ended June 30,

	2017	2016	2015	2014	2013

Net Asset Value — Beginning of Year	$12.81	$15.41	$18.66	$16.94	$14.12

Investment operations:
Net investment income (loss)[1]	(0.01)	0.23 [2]	0.07	0.05	0.05
Net realized and unrealized gain (loss) on investments	2.04	(1.36)	0.26	3.94	3.06

Total from investment operations	2.03	(1.13)	0.33	3.99	3.11

Distributions to shareholders:
From net investment income	(0.30)	—	(0.10)	(0.02)	(0.09)
From net realized gains on investments	—	(1.47)	(3.48)	(2.25)	(0.20)

Total distributions to shareholders	(0.30)	(1.47)	(3.58)	(2.27)	(0.29)

Net Asset Value — End of Year	$14.54	$12.81	$15.41	$18.66	$16.94

Total Return	15.87%	(6.91)%	3.16%	25.09%	22.33%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.14%	1.12%	1.08%	1.07%	1.08%
Net investment income (loss)	(0.05)%	1.75%[2]	0.39%	0.27%	0.32%
Portfolio turnover rate	76%	72%	82%	86%	96%
Net Assets at the end of year (000’s omitted)	$36,626	$53,393	$75,621	$274,988	$245,267

[1]	Calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares

		For the Years Ended June 30,

	2017	2016	2015	2014	2013

Net Asset Value — Beginning of Year	$13.03	$15.62	$18.93	$17.16	$14.29

Investment operations:
Net investment income[1]	0.02	0.25 [2]	0.13	0.09	0.09
Net realized and unrealized gain (loss) on investments	2.08	(1.37)	0.24	3.99	3.10

Total from investment operations	2.10	(1.12)	0.37	4.08	3.19

Distributions to shareholders:
From net investment income	(0.33)	—	(0.20)	(0.06)	(0.12)
From net realized gains on investments	—	(1.47)	(3.48)	(2.25)	(0.20)

Total distributions to shareholders	(0.33)	(1.47)	(3.68)	(2.31)	(0.32)

Net Asset Value — End of Year	$14.80	$13.03	$15.62	$18.93	$17.16

Total Return	16.19%	(6.74)%	3.41%	25.34%	22.65%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.93%	0.90%	0.87%	0.85%	0.87%
Net investment income	0.13%	1.90%[2]	0.80%	0.49%	0.55%
Portfolio turnover rate	76%	72%	82%	86%	96%
Net Assets at the end of year (000’s omitted)	$454,332	$552,340	$819,957	$881,179	$720,912

[1]	Calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.46%.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares

		For the Years Ended June 30,

	2017	2016	2015	2014	2013

Net Asset Value — Beginning of Year	$20.80	$28.93	$35.61	$34.36	$28.14

Investment operations:
Net investment income[1]	0.13	0.25 [2]	0.15	0.12	0.24
Net realized and unrealized gain (loss) on investments	3.12	(0.51)	1.31	7.12	6.30

Total from investment operations	3.25	(0.26)	1.46	7.24	6.54

Distributions to shareholders:
From net investment income	— [3]	(0.30)	(0.19)	(0.18)	(0.32)
From net realized gains on investments	(0.87)	(7.57)	(7.95)	(5.81)	—

Total distributions to shareholders	(0.87)	(7.87)	(8.14)	(5.99)	(0.32)

Net Asset Value — End of Year	$23.18	$20.80	$28.93	$35.61	$34.36

Total Return	15.93%	1.43%	5.73%	22.95%	23.43%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.15%	1.13%	1.05%	1.03%	1.02%
Net investment income	0.58%	1.11%[2]	0.49%	0.35%	0.78%
Portfolio turnover rate	74%	76%	105%	77%	91%
Net Assets at the end of year (000’s omitted)	$229,541	$357,232	$461,579	$654,431	$844,632

[1]	Calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.20 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.21%.

[3]	Amount represents less than $0.005.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares

		For the Years Ended June 30,

	2017	2016	2015	2014	2013

Net Asset Value — Beginning of Year	$21.46	$29.60	$36.27	$34.90	$28.60

Investment operations:
Net investment income[1]	0.15	0.39 [2]	0.22	0.21	0.32
Net realized and unrealized gain (loss) on investments	3.26	(0.60)	1.33	7.23	6.38

Total from investment operations	3.41	(0.21)	1.55	7.44	6.70

Distributions to shareholders:
From net investment income	(0.04)	(0.36)	(0.27)	(0.26)	(0.40)
From net realized gains on investments	(0.87)	(7.57)	(7.95)	(5.81)	—

Total distributions to shareholders	(0.91)	(7.93)	(8.22)	(6.07)	(0.40)

Net Asset Value — End of Year	$23.96	$21.46	$29.60	$36.27	$34.90

Total Return	16.19%	1.61%	5.91%	23.22%	23.68%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.94%	0.95%	0.85%	0.81%	0.81%
Net investment income	0.63%	1.60%[2]	0.70%	0.57%	1.00%
Portfolio turnover rate	74%	76%	105%	77%	91%
Net Assets at the end of year (000’s omitted)	$289,145	$237,351	$736,171	$1,856,591	$2,034,380

[1]	Calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.28 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.43%.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Investor Shares

		For the Years Ended June 30,

	2017	2016	2015	2014	2013

Net Asset Value — Beginning of Year	$8.56	$9.48	$12.23	$12.27	$10.88

Investment operations:
Net investment income[1]	0.07	0.05	0.02	0.07	0.10
Net realized and unrealized gain (loss) on investments	1.28	(0.21)	0.78	2.28	1.94

Total from investment operations	1.35	(0.16)	0.80	2.35	2.04

Distributions to shareholders:
From net investment income	(0.07)	(0.01)	(0.06)	(0.15)	(0.10)
From net realized gains on investments	(0.07)	(0.75)	(3.49)	(2.24)	(0.55)

Total distributions to shareholders	(0.14)	(0.76)	(3.55)	(2.39)	(0.65)

Net Asset Value — End of Year	$9.77	$8.56	$9.48	$12.23	$12.27

Total Return	15.79%	(1.47)%	8.42%	21.24%	19.61%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.13%	1.15%	1.15%	1.15%	1.15%
Expenses, excluding waiver/reimbursement	1.24%	1.33%	1.42%	1.35%	1.31%
Net investment income, including waiver/reimbursement	0.68%	0.58%	0.20%	0.54%	0.88%
Portfolio turnover rate	111%	121%	132%	89%	113%
Net Assets at the end of year (000’s omitted)	$12,872	$11,906	$12,604	$15,858	$20,816

[1]	Calculated using the average shares outstanding method.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Institutional Shares

		For the Years Ended June 30,

	2017	2016	2015	2014	2013

Net Asset Value — Beginning of Year	$8.58	$9.50	$12.25	$12.30	$10.91

Investment operations:
Net investment income[1]	0.09	0.07	0.05	0.10	0.13
Net realized and unrealized gain (loss) on investments	1.28	(0.20)	0.78	2.28	1.94

Total from investment operations	1.37	(0.13)	0.83	2.38	2.07

Distributions to shareholders:
From net investment income	(0.09)	(0.04)	(0.09)	(0.19)	(0.13)
From net realized gains on investments	(0.07)	(0.75)	(3.49)	(2.24)	(0.55)

Total distributions to shareholders	(0.16)	(0.79)	(3.58)	(2.43)	(0.68)

Net Asset Value — End of Year	$9.79	$8.58	$9.50	$12.25	$12.30

Total Return	16.04%	(1.18)%	8.69%	21.52%	19.87%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	0.88%	0.90%	0.90%	0.90%	0.90%
Expenses, excluding waiver/reimbursement	0.99%	1.04%	1.17%	1.10%	1.07%
Net investment income, including waiver/reimbursement	0.95%	0.87%	0.45%	0.78%	1.15%
Portfolio turnover rate	111%	121%	132%	89%	113%
Net Assets at the end of year (000’s omitted)	$81,327	$61,064	$21,012	$25,861	$42,914

[1]	Calculated using the average shares outstanding method.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares

		For the Years Ended June 30,

	2017	2016	2015	2014	2013

Net Asset Value — Beginning of Year	$8.32	$10.72	$12.99	$11.88	$9.92

Investment operations:
Net investment income (loss)[1]	0.03	0.06	(0.01)	0.02	0.11 [2]
Net realized and unrealized gain (loss) on investments	1.32	(0.08)	0.51	2.23	1.98

Total from investment operations	1.35	(0.02)	0.50	2.25	2.09

Distributions to shareholders:
From net investment income	(0.03)	(0.07)	(0.02)	(0.03)	(0.10)
From net realized gains on investments	(0.36)	(2.31)	(2.75)	(1.11)	(0.03)

Total distributions to shareholders	(0.39)	(2.38)	(2.77)	(1.14)	(0.13)

Net Asset Value — End of Year	$9.28	$8.32	$10.72	$12.99	$11.88

Total Return	16.66%	0.87%	5.48%	19.87%	21.26%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%	1.50%	1.50%	1.45%	1.49%
Expenses, excluding waiver/reimbursement	1.95%	1.76%	1.59%	1.45%	1.49%
Net investment income (loss), including waiver/reimbursement	0.36%	0.72%	(0.08)%	0.18%	0.98%[2]
Portfolio turnover rate	91%	91%	97%	76%	113%
Net Assets at the end of year (000’s omitted)	$8,735	$19,708	$23,367	$41,279	$37,537

[1]	Calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.47%.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares

		For the Years Ended June 30,

	2017	2016	2015	2014	2013

Net Asset Value — Beginning of Year	$8.44	$10.84	$13.10	$11.97	$10.00

Investment operations:
Net investment income[1]	0.05	0.10	0.02	0.06	0.13 [2]
Net realized and unrealized gain (loss) on investments	1.33	(0.10)	0.53	2.24	2.00

Total from investment operations	1.38	—	0.55	2.30	2.13

Distributions to shareholders:
From net investment income	(0.06)	(0.09)	(0.06)	(0.06)	(0.13)
From net realized gains on investments	(0.36)	(2.31)	(2.75)	(1.11)	(0.03)

Total distributions to shareholders	(0.42)	(2.40)	(2.81)	(1.17)	(0.16)

Net Asset Value — End of Year	$9.40	$8.44	$10.84	$13.10	$11.97

Total Return	16.71%	1.21%	5.82%	20.16%	21.48%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%	1.25%	1.25%	1.18%	1.24%
Expenses, excluding waiver/reimbursement	1.73%	1.51%	1.35%	1.18%	1.24%
Net investment income, including waiver/reimbursement	0.53%	1.10%	0.17%	0.43%	1.22%[2]
Portfolio turnover rate	91%	91%	97%	76%	113%
Net Assets at the end of year (000’s omitted)	$13,675	$3,620	$6,316	$8,002	$35,138

[1]	Calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.71%.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Investor Shares

		For the Years Ended June 30,

	2017	2016	2015	2014	2013

Net Asset Value — Beginning of Year	$11.74	$13.37	$15.32	$13.86	$12.29

Investment operations:
Net investment income[1]	0.10	0.13	0.08	0.06	0.17
Net realized and unrealized gain (loss) on investments	2.00	(0.56)	(0.49)	1.52	1.40

Total from investment operations	2.10	(0.43)	(0.41)	1.58	1.57

Distributions to shareholders:
From net investment income	(0.10)	(0.04)	(0.02)	(0.12)	—
From net realized gains on investments	—	(1.16)	(1.52)	—	—

Total distributions to shareholders	(0.10)	(1.20)	(1.54)	(0.12)	—

Paid in capital from redemption fees[1]	— [2]	— [2]	— [2]	—	—

Net Asset Value — End of Year	$13.74	$11.74	$13.37	$15.32	$13.86

Total Return	18.07%	(3.38)%	(1.96)%	11.46%	12.78%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	2.91%	2.79%	2.66%	1.74%	2.10%
Net investment income, including waiver/reimbursement	0.83%	1.04%	0.61%	0.39%	1.24%
Portfolio turnover rate	80%	88%	95%	102%	134%
Net Assets at the end of year (000’s omitted)	$9,071	$7,910	$7,726	$8,955	$8,925

[1]	Calculated using the average shares outstanding method.

[2]	Amount represents less than $0.005.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Institutional Shares

		For the Years Ended June 30,

	2017	2016	2015	2014	2013

Net Asset Value — Beginning of Year	$11.80	$13.43	$15.39	$13.93	$12.32

Investment operations:
Net investment income[1]	0.12	0.18	0.06	0.05	0.34
Net realized and unrealized gain (loss) on investments	2.03	(0.57)	(0.44)	1.57	1.27

Total from investment operations	2.15	(0.39)	(0.38)	1.62	1.61

Distributions to shareholders:
From net investment income	(0.14)	(0.08)	(0.06)	(0.16)	—
From net realized gains on investments	—	(1.16)	(1.52)	—	—

Total distributions to shareholders	(0.14)	(1.24)	(1.58)	(0.16)	—

Paid in capital from redemption fees[1]	— [2]	— [2]	— [2]	—	—

Net Asset Value — End of Year	$13.81	$11.80	$13.43	$15.39	$13.93

Total Return	18.37%	(3.12)%	(1.76)%	11.68%	12.98%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	2.66%	2.52%	2.31%	1.35%	1.73%
Net investment income, including waiver/reimbursement	1.01%	1.47%	0.45%	0.32%	2.42%
Portfolio turnover rate	80%	88%	95%	102%	134%
Net Assets at the end of year (000’s omitted)	$4,495	$4,563	$3,484	$13,187	$37,077

[1]	Calculated using the average shares outstanding method.

[2]	Amount represents less than $0.005.

See accompanying notes.	CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2017

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM Large Cap Opportunity Fund (“Large Cap Opportunity Fund”), CRM All Cap Value Fund (“All Cap Value Fund”) and CRM International Opportunity Fund (“International Opportunity Fund”) (each, a “Fund” and collectively, the “Funds”) are series of the CRM Mutual Fund Trust (the “Trust”). The Trust consists of 7 funds, 6 of which are presented herein. The remaining fund is presented in a separate report. A shareholder of one series is not deemed to be a shareholder of any other series. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor Shares are available to all investors and are subject to a shareholder servicing fee.

2.

Significant Accounting Policies. The Funds’ financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Funds are investment companies and follow the accounting and reporting requirements for investment companies under Financial Accounting Standards Board (FASB), Accounting Standards Codification Topic 946, in accordance with FASB Accounting Standards Update 2013-08. The following is a summary of the significant accounting policies of the Funds:

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost, provided such amount approximates fair value. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). In addition, the Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. International Opportunity Fund uses a fair value model, developed by an independent third party pricing service, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

•	Level 1	—	quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As noted above, International Opportunity Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period. There were no transfers between Level 1, Level 2, and Level 3 during the year ended June 30, 2017. A summary of the inputs used to value the Funds’ investments as of June 30, 2017 is included with each Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended June 30, 2017, the Funds did not incur any interest or penalties.

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

The Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities as applicable. There were no capital gains taxes for the year ended June 30, 2017 in the Funds.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund may, through its custodian, receive delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

At June 30, 2017, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small Cap Value Fund
Citigroup Global Markets, Inc.	$2,277,595	$2,277,595	$—	$—
Credit Agricole CIB	2,277,595	2,277,595	—	—
Deutsche Bank Securities, Inc.	479,151	479,151	—	—
HSBC Securities USA, Inc.	2,277,595	2,277,595	—	—
Merrill Lynch Pierce Fenner & Smith, Inc.	2,277,595	2,277,595	—	—

	$9,589,531	$9,589,531	$—	$—

Small/Mid Cap Value Fund
Citigroup Global Markets, Inc.	$2,902,971	$2,902,971	$—	$—
Credit Agricole CIB	1,511,881	1,511,881	—	—
HSBC Securities USA, Inc.	7,507,647	7,507,647	—	—
Merill Lynch Pierce Fenner & Smith, Inc.	7,507,647	7,507,647	—	—

	$19,430,146	$19,430,146	$—	$—

Mid Cap Value Fund
Citigroup Global Markets, Inc.	$3,036,364	$3,036,364	$—	$—
Credit Agricole CIB	5,083,425	5,083,425	—	—
HSBC Securities USA, Inc.	5,083,425	5,083,425	—	—

	$13,203,214	$13,203,214	$—	$—

All Cap Value Fund
NBC Global Finance Ltd.	$366,393	$366,393	$—	$—

International Opportunity Fund
NBC Global Finance Ltd.	$457,984	$457,984	$—	$—

[1]	The collateral value shown is limited by the amount of the repurchase agreement.

[2]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, and Mid Cap Value Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to Large Cap Opportunity Fund, CRM receives 0.55% of the Fund’s average daily net assets. Prior to June 7, 2017, CRM received 0.75% of the Fund’s first $1 billion of average daily net assets; 0.70% of the Fund’s next $1 billion of average daily net assets; and 0.65% of the Fund’s average daily net assets in excess of $2 billion for its advisory services to Large Cap Opportunity Fund. For its advisory services to All Cap Value Fund, CRM receives 0.95% for the first $1 billion of average daily net assets; 0.90% of the next $1 billion of average daily net assets; and 0.85% in excess of $2 billion of average daily net assets. For its advisory services to the International Opportunity Fund, CRM receives 0.90% for the first $2 billion of average daily net assets and 0.85% in excess of $2 billion of average daily net assets.

CRM has contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) (i) with respect to each of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, All Cap Value Fund, and International Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.50% and 1.25% of average daily net assets for the Investor Shares, respectively. These undertakings will remain in place until November 1, 2017. CRM has contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) with respect to Large Cap Opportunity Fund in an amount that will limit annual operating expenses to not more than 0.90% and 0.65% of average daily net assets for Investor Shares and Institutional Shares, respectively. This undertaking will remain in place until November 1, 2018. Prior to June 7, 2017, CRM contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) with respect to Large Cap Opportunity Fund in an amount that limited annual operating expenses to not more than 1.15% and 0.90% of average daily net assets for Investor Shares and Institutional Shares, respectively.

CRM provides compliance services to the Trust. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Trust reimburses CRM for the portion of his salary allocated to his duties as the CCO of the Trust at a rate of $75,000 per year which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $75,000 which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s

CRM Funds

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NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

deferral account and invested and reinvested in Institutional Shares of one or more of the Funds in the series of the Trust until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the year ended June 30, 2017. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or the earlier of when his or her successor is elected or qualified, the officer dies, resigns, is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

4.	Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended June 30, 2017, were as follows:

	Purchases	Sales
Small Cap Value Fund	$378,828,114	$412,583,797
Small/Mid Cap Value Fund	$407,138,083	$596,251,075
Mid Cap Value Fund	402,397,285	550,461,038
Large Cap Opportunity Fund	102,615,097	94,310,852
All Cap Value Fund	19,800,871	23,912,030
International Opportunity Fund	9,371,885	10,827,896

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

5.

Securities Lending Agreement. The Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% (105% in the case of foreign securities) of the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

At June 30, 2017, the following Funds had securities on loan:

	Market Value	Cash Collateral
Small Cap Value Fund	$9,335,932	$9,589,531
Small/Mid Cap Value Fund	30,924,826	31,610,146
Mid Cap Value Fund	20,941,736	21,403,214
All Cap Value Fund	357,625	366,393
International Opportunity Fund*	439,235	457,984

*	Additional cash collateral in the amount of $5,184 was received on July 3, 2017 to satisfy the margin requirement.

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

6.	Capital Share Transactions. Transactions in shares of capital stock for year ended June 30, 2017 and the year ended June 30, 2016 were as follows:

	For the Year Ended June 30, 2017		For the Year Ended June 30, 2016

	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Small Cap Value Fund
Sold	480,447	2,315,492	165,672	7,035,791
Issued on reinvestment of distributions	261,516	1,073,996	759,377	2,993,901
Redeemed	(607,457)	(7,494,865)	(750,632)	(9,137,179)

Net increase (decrease)	134,506	(4,105,377)	174,417	892,513

Small/Mid Cap Value Fund
Sold	439,654	5,560,945	806,224	9,106,565
Issued on reinvestment of distributions	65,697	857,523	526,990	5,895,474
Redeemed	(2,155,719)	(18,104,702)	(2,071,070)	(25,107,533)

Net decrease	(1,650,368)	(11,686,234)	(737,856)	(10,105,494)

Mid Cap Value Fund
Sold	1,799,165	5,198,056	1,621,643	2,684,209
Issued on reinvestment of distributions	636,812	384,302	5,542,660	8,097,151
Redeemed	(9,709,126)	(4,572,170)	(5,945,747)	(24,593,334)

Net increase (decrease)	(7,273,149)	1,010,188	1,218,556	(13,811,974)

Large Cap Opportunity Fund
Sold	38,437	2,356,999	70,259	5,348,239
Issued on reinvestment of distributions	17,825	32,185	113,805	190,851
Redeemed	(128,448)	(1,196,405)	(124,010)	(637,088)

Net increase (decrease)	(72,186)	1,192,779	60,054	4,902,002

All Cap Value Fund
Sold	202,042	1,036,804	306,355	56,482
Issued on reinvestment of distributions	90,860	19,244	590,609	162,946
Redeemed	(1,719,244)	(30,497)	(709,532)	(373,148)

Net increase (decrease)	(1,426,342)	1,025,551	187,432	(153,720)

International Opportunity Fund
Sold	13,986	23	81,674	112,779
Issued on reinvestment of distributions	5,603	3,689	59,114	24,419
Redeemed	(32,868)	(64,790)	(44,825)	(9,881)

Net increase (decrease)	(13,279)	(61,078)	95,963	127,317

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

7.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

At June 30, 2017, the following reclassifications were made within the capital accounts to reflect permanent differences relating to the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction for income tax purposes, distribution redesignations, net realized gains on securities considered to be passive foreign investment companies and currency gains and losses.

	Paid-in-capital	Undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments
Small Cap Value Fund	$6,073,628	$(61,626)	$(6,012,002)
Small/Mid Cap Value Fund	6,472,290	—	(6,472,290)
Mid Cap Value Fund	6,914,800	(341,208)	(6,573,592)
Large Cap Opportunity Fund	284,288	(30,426)	(253,862)
All Cap Value Fund	150,760	(4,410)	(146,350)
International Opportunity Fund	—	(15,033)	15,033

The tax character of distributions paid during the year ended June 30, 2017 and the year ended June 30, 2016 were as follows:

	Small Cap Value Fund	Small/Mid Cap Value Fund	Mid Cap Value Fund	Large Cap Opportunity Fund
For the Year Ended June 30, 2017
Ordinary income	$5,042,372	$13,369,534	$719,289	$1,415,595
Long-term capital gains	23,046,854	—	22,476,694	133,990

Total distributions	$28,089,226	$13,369,534	$23,195,983	$1,549,585

Year ended June 30, 2016
Ordinary income	$13,180,217	$535	$68,781,312	$2,192,525
Long-term capital gains	53,231,477	80,548,113	207,896,119	2,571,336

Total distributions	$66,411,694	$80,548,648	$276,677,431	$4,763,861

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

	All Cap Value Fund	International Opportunity Fund
For the Year Ended June 30, 2017
Ordinary income	$94,376	$111,918
Long-term capital gains	937,774	—

Total distributions	$1,032,150	$111,918

Year ended June 30, 2016
Ordinary income	$1,092,640	$191,064
Long-term capital gains	5,376,137	852,737

Total distributions	$6,468,777	$1,043,801

The components of accumulated earnings (deficit) on a tax basis as of June 30, 2017 were as follows:

	Undistributed ordinary income	Undistributed capital gains	Qualified late year loss deferrals†	Net unrealized appreciation (depreciation) on investments and foreign currency	Total accumulated earnings (deficit)
Small Cap Value Fund	$23,516,527	$24,997,225	$—	$66,160,289	$114,674,041
Small/Mid Cap Value Fund	—	46,973,500	(5,819,943)	78,968,983	120,122,540
Mid Cap Value Fund	3,069,233	54,272,518	—	80,925,452	138,267,203
Large Cap Opportunity Fund	3,479,556	2,604,339	—	9,333,851	15,417,746
All Cap Value Fund	401,399	1,426,477	—	3,458,618	5,286,494
International Opportunity Fund	350,324	233,397	—	1,146,381	1,730,102

†

Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following fiscal year.

The difference between book basis and tax basis components of accumulated earnings (deficit) are primarily attributable to tax deferral of wash sales and investments in passive foreign investment companies.

During the year ended June 30, 2017, the Small/Mid Cap Value Fund utilized $9,506,284 of capital loss carryforwards to offset realized capital gains.

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by each Fund as of June 30, 2017 was as follows:

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
Small Cap Value Fund	$369,748,019	$81,672,087	$(15,511,798)	$66,160,289
Small/Mid Cap Value Fund	444,517,148	93,196,028	(14,227,045)	78,968,983
Mid Cap Value Fund	466,824,784	105,091,657	(24,166,205)	80,925,452
Large Cap Opportunity Fund	84,216,232	12,150,451	(2,816,600)	9,333,851
All Cap Value Fund	19,369,623	4,297,573	(838,955)	3,458,618
International Opportunity Fund	12,905,549	1,856,037	(706,193)	1,149,844

8.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

9.

Temporary Borrowing. The Funds participate in a $25 million revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions by shareholders. This line of credit agreement is with the Bank of New York Mellon. The Funds are charged an annual commitment fee, which is allocated across the Funds on the basis of each Fund’s allocation of the entire facility. Each Fund may borrow up to a maximum of one third of its net assets under the agreement, except that if a Fund has net assets of less than $100 million, such Fund may borrow up to a maximum of 20% of its net assets. The Trust is charged an annual 0.03% upfront fee as well as an annual fee of 0.21% of the commitment amount which is allocated proportionately to each Fund’s borrowing capabilities. For a Fund that utilizes the revolving line of credit, interest will be charged at a rate of 1.25% plus a negotiated alternative base rate, or overnight rate, depending upon the type of loan. The line of credit is scheduled to expire on October 6, 2017. The Funds had no amounts outstanding as of June 30, 2017 or at any time during the year then ended.

10.

Redemption Fees. Shareholders who sell or exchange shares of International Opportunity Fund within 30 days or less after the purchase date are charged a redemption fee of 1.50% of the total redemption amount which is payable to the Fund. The fees are designed to help offset the brokerage commissions, market impacts, and other costs associated with short-term shareholder trading. The fee is accounted for as an addition to paid-in-capital.

11.

Recent Regulatory Updates. On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Although still evaluating the impact of the rules, management believes that many of the Regulation S-X amendments are materially consistent with the Funds’ current financial statement presentation and expects that the Funds will comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Concluded)

12.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events that required recognition or disclosure in the financial statements.

CRM Funds

CRM FUNDS

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of

CRM Mutual Fund Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund and CRM International Opportunity Fund (six of the series constituting CRM Mutual Fund Trust) (the “Funds”) as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund and CRM International Opportunity Fund (six of the series constituting CRM Mutual Fund Trust) at June 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

August 29, 2017

CRM Funds

CRM FUNDS

TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2017, certain dividends may be subject to a maximum tax rate of 20%. For individual shareholders, a percentage of the ordinary income dividends (dividends from net investment income and short-term capital gains, if any) from the Funds qualifies for a maximum tax rate of 20%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, a percentage of the ordinary income dividends from the Funds qualifies for the dividends-received deduction.

The percentages of ordinary income dividends which qualify for the maximum tax rate of 20% (“Qualified Dividends”) and the dividends-received deduction are as follows:

	Qualified Dividends	Dividends Received Deduction
Small Cap Value Fund	52.73%	52.50%
Small/Mid Cap Value Fund	100.00%	100.00%
Mid Cap Value Fund.	77.67%	80.12%
Large Cap Opportunity Fund	44.01%	36.58%
All Cap Value Fund	73.85%	49.04%
International Opportunity Fund	94.75%	0.00%

In January 2018, shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in calendar year 2017, including any distributions paid between July 1, 2017 and December 31, 2017.

CRM Funds

CRM FUNDS

TRUSTEES AND OFFICERS

INTERESTED TRUSTEE

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
CARLOS A. LEAL, CPA, 51	Trustee, Treasurer and Chief Financial Officer	Since June 2005.	Executive Vice President (since 2007), Secretary and Chief Financial Officer, CRM (since 1999); Chief Financial Officer and Secretary, CRM Alternatives, Inc. (investment management) (since 2001); Director, President and Vice President, CRM Windridge Fund, Ltd. (investment fund)(from 2003 to 2012).	7	None

INDEPENDENT TRUSTEES
Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
F. GREGORY AHERN, 65	Trustee	Since June 30, 2017	Advisory Director, Sard Verbinnen (from January 2017-present); Chief of Public Communications, Financial Industry Regulatory Authority (from 2012-2016).	7	Chairman of Board, Yale New Haven Westerly Hospital Foundation (since 2005).

LOUIS FERRANTE, CFA, CPA, 57	Trustee	Since June 2005.	Private Investor (from August 2007- present).	7	None

CRM Funds

CRM FUNDS

TRUSTEES AND OFFICERS (Continued)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
LOUIS KLEIN, JR., 82	Trustee	Since June 2005.	Self-employed financial consultant since 1991.	7	Trustee, WT Mutual Fund (1999-2010); Trustee WT Investment Trust I (2000- 2010); Handy & Harman Ltd. (formerly known as WHX Corporation) (industrial manufacturer) (since 2002).

CLEMENT C. MOORE, II, 72	Trustee	Since June 2005.	Managing Partner, Mariemont Holdings (real estate) (since 1980); President, Kenwood Galleria (since 1980).	7	None

RODNEY P. WOOD, 57	Trustee	Since June 30, 2017	President, Detroit Lions, Inc. (since 2015); President, Ford Estates, LLC (2007-2015).	7	Director, Silver Lake Advisers (since 2007); Director, Velvel Group (since 2013).

CRM Funds

CRM FUNDS

TRUSTEES AND OFFICERS (Concluded)

OFFICERS

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
RONALD H. MCGLYNN, 74	President and Chief Executive Officer	Since June 2005.	Chairman, CRM since 2005, Chief Executive Officer from 1998 to 2011; President and Chief Executive Officer, Cramer Rosenthal McGlynn, Inc. (investment management) (since 1996), CRM Investors, Inc. (investment management) (since 1990), and CRM Alternatives, Inc. (investment management) (since 2001).	N/A	N/A

STEVEN A. YADEGARI, ESQ., 44	Secretary, Chief Legal Officer and Chief Compliance Officer	Since August 2005.	Executive Vice President (since 2012), Senior Vice President (2008 - 2011), Chief Legal Officer and Chief Compliance Officer, CRM (since August 2005), Chief Operating Officer, CRM (since 2015).	N/A	N/A

#	Serves during the continued lifetime of the Funds or until he earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor.

CRM Funds

CRM FUNDS

SHAREHOLDER MEETING RESULTS FOR CRM MUTUAL FUND TRUST (THE “TRUST”)

On June 30, 2017, the Trust held a Meeting of Shareholders for the purpose of electing Trustees. At the meeting, Louis Ferrante and Carlos A. Leal were re-elected, and F. Gregory Ahern and Rodney P. Wood were elected, as Trustees of the Trust. The results of the voting were as follows:

Name	For	Withheld
F. Gregory Ahern	72,096,732	1,001,828
Louis Ferrante	72,181,505	917,376
Carlos A. Leal	70,479,258	2,619,623
Rodney P. Wood	72,199,708	898,852

In addition to Messrs. Ahern, Ferrante, Leal and Wood, Louis Klein, Jr. and Clement C. Moore serve as Trustees of the Trust. Mr. Klein and Mr. Moore did not stand for re-election because they intend to retire from the Board prior to December 31, 2017.

CRM Funds

CRM FUNDS

OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended September 30 and March 31) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Fund includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in the CRM Funds (the “Fund”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Fund. The words “you” and “your” refers to investors and prospective investors in the Fund who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

CRM Funds

CRM FUNDS

OTHER INFORMATION (Unaudited) (Concluded)

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

CRM Funds

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM

In order for CRM to remain the Funds’ investment adviser, the Trustees Committee and Board of Trustees of the Trust (the “Board”) must determine annually whether to renew the Investment Advisory Agreement between the Trust and CRM with respect to the Funds. The Board evaluates CRM’s services, performance, personnel, profitability, risk management, compliance programs and other relevant factors throughout the year. In addition, in connection with its review of the Investment Advisory Agreement, the Board submitted to CRM a formal request for information necessary to evaluate the terms of the Investment Advisory Agreement. The Board reviewed and considered the materials provided by CRM in response to this request at meetings held in March and June of 2017. The Board also reviewed and considered additional information provided by CRM in response to requests from the Board for additional information in May 2017.

The materials and information reviewed and considered by the Board in connection with its review of the Investment Advisory Agreement included, among other items: (1) a memorandum from counsel setting forth the Board’s fiduciary duties under the 1940 Act and state law and the factors the Board should consider in its evaluation of the Investment Advisory Agreement; (2) reports based on information provided by Morningstar comparing the investment performance of each Fund to the performance of its applicable benchmark index and other mutual funds; and (3) a report based on information provided by Morningstar comparing each Fund’s investment advisory fee and gross and net expenses to those of other mutual funds. The Board also discussed and considered, with the assistance of independent counsel, reports of and presentations by CRM that described: (i) the nature, extent and quality of CRM’s services provided to the Funds; (ii) the experience and qualifications of the personnel providing those services; (iii) CRM’s investment philosophies and processes; (iv) CRM’s assets under management; (v) CRM’s “soft” dollar commission and trade allocation policies, including information on the types of research and services obtained with “soft” dollar commissions; (vi) the investment advisory fees charged by CRM to the Funds as compared with the fees charged by CRM to other advisory accounts with similar investment objectives and strategies managed by CRM; (vii) CRM’s compliance and risk management procedures; and (viii) an analysis of the profits of CRM related to its services to the Funds. The Board also considered information related to the Funds provided at quarterly Board meetings.

At the meeting held on June 6, 2017, the Board, including all of the Independent Trustees voting separately, approved the continuance and renewal of the Investment Advisory Agreement for another year with respect to each Fund.

In considering the continuance and renewal of the Investment Advisory Agreement, the Board considered the following factors, none of which was determinative or controlling, and reached the following conclusions:

Nature, Extent and Quality of Services Provided

The Board examined the nature, extent and quality of services provided by CRM to the Funds, and the quality, size and experience of CRM’s professional portfolio management team. The Board considered CRM’s investment approach and research process, including CRM’s capabilities and experience in the development and implementation of its proprietary value-oriented investment process.

With respect to International Opportunity Fund, the Board also considered the experience of the Fund’s portfolio management team in managing mutual funds investing in securities of issuers located throughout the world.

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

The Board also considered CRM’s compliance programs and compliance record, risk management philosophy, policies and procedures, marketing strategies, process for trade execution, CRM’s personnel and the Board’s dealings with CRM. Based on the foregoing, the Board determined that it was satisfied with the nature, extent and quality of the services provided by CRM to the Funds.

Performance Information

In reaching its conclusions, the Board considered the investment performance of each Fund.

The Board considered CRM’s focus on achieving long-term performance in a manner consistent with each Fund’s investment objective and investment strategies, as well as CRM’s value-oriented, research driven investment philosophy. The Board also considered CRM’s measured approach to investment risk and commitment to maintain each Fund’s focus on its target market segment even when that segment may be out of favor, and noted that this distinguished CRM from some other investment managers that may accept higher levels of investment risk or may deviate from a fund’s target market segment in order to pursue short-term performance (including by investing in cash). The Board noted that although this overall approach to investing might cause a Fund to perform not as well over some periods when compared to other mutual funds, CRM had achieved successful investment results for its clients over the longer term. The Board considered CRM’s experience in implementing its investment philosophy and concluded that this, along with CRM’s overall approach to investing, supported approval of the continuance of the Investment Advisory Agreement.

The Board also discussed the information presented in the Board materials which compared each Fund’s performance against a benchmark index and other mutual funds with similar investment objectives and strategies identified by CRM from data provided by Morningstar. The Board discussed with CRM each Fund’s performance in view of CRM’s value-oriented, research-driven investment philosophy and approach to investment risk, and the recent volatile market conditions. The Board considered CRM’s plans for improving the Funds’ performance.

The Board considered the following factors in relation to the performance of particular Funds:

Small Cap Value Fund

The Board noted that each class of shares of Small Cap Value Fund had underperformed the Fund’s benchmark index for the year-to-date, one-year and ten-year periods, and outperformed the Fund’s benchmark index for the three-year and five-year periods ended March 31, 2017. The Board also noted that Institutional and Investor Shares of the Fund outperformed the Fund’s benchmark since the inception of the class on January 27, 1998, and October 1, 1995, respectively. The Board noted that Investor Shares of the Fund ranked in the first quartile of funds with similar investment objectives and strategies for the three-year period ended March 31, 2017, ranked in the second quartile for the five-year period ended March 31, 2017, ranked in the third quartile for the one-year period ended March 31, 2017 and ranked in the fourth quartile for the year-to-date period ended March 31, 2017. (In all quartile rankings referred to herein, first quartile is most favorable to shareholders. Highest relative performance would be first quartile.)

Small/Mid Cap Value Fund

The Board noted that each class of shares of Small/Mid Cap Value Fund had underperformed the Fund’s benchmark index for the year-to-date, one-year, three-year, five-year and ten-year periods ended March 31, 2017 and since

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

the Fund’s inception on September 1, 2004, The Board noted that Investor Shares of the Fund ranked in the third quartile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2017, and ranked in the fourth quartile for the year-to-date, three-year and five-year periods ended March 31, 2017.

Mid Cap Value Fund

The Board noted that each class of shares of Mid Cap Value Fund had underperformed the Fund’s benchmark index for the year-to-date, three-year, five-year and ten-year periods ended March 31, 2017. The Board noted that each class of shares of Mid Cap Value Fund had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2017 and since the inception of Institutional Shares on January 6, 1998 and Investor Shares on September 20, 2000. The Board noted that Institutional Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the year-to-date, one-year and three-year periods ended March 31, 2017, and ranked in the third quartile for the five-year period ended March 31, 2017.

Large Cap Opportunity Fund

The Board noted that each class of shares of Large Cap Opportunity Fund had underperformed the Fund’s benchmark index for the year-to-date, one-year, three-year, five-year and ten-year periods ended March 31, 2017, and since the Fund’s inception on December 1, 2005. The Board noted that Institutional Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2017, ranked in the third quartile for the three-year and five-year periods ended March 31, 2017, and ranked in the fourth quartile for the year-to-date period ended March 31, 2017.

All Cap Value Fund

The Board noted that each class of shares of All Cap Value Fund had underperformed the Fund’s benchmark index for the year-to-date, one-year, three-year, five-year and ten-year periods ended March 31, 2017, and since the Fund’s inception date on October 24, 2006. The Board noted that Institutional Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the year-to-date period ended March 31, 2017, and ranked in the third quartile for the one-year, three-year and five-year periods ended March 31, 2017.

International Opportunity Fund

The Board noted that each class of shares of International Opportunity Fund had outperformed the Fund’s benchmark index for the year-to-date and three-year periods ended March 31, 2017, and since the Fund’s inception on December 31, 2008, and underperformed the Fund’s benchmark index for the one-year and five-year periods ended March 31, 2017. The Board noted that Institutional Shares of the Fund ranked in the first quartile of funds with similar investment objectives and strategies for the three-year period ended March 31, 2017, ranked in the second quartile for the year-to-date period ended March 31, 2017, and ranked in the fourth quartile for the one-year and five-year periods ended March 31, 2017.

Conclusion as to Investment Performance

The Board considered CRM’s experience in value investing and the steps taken by CRM to address each Fund’s investment performance, and determined that it would continue to monitor particularly closely each Fund’s performance.

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

Fees and Expenses

In reaching its conclusions, the Board considered the fees and expenses paid by each class of each Fund.

The Board considered the extensive research and analysis conducted by CRM in order to identify compelling investment opportunities for the Funds and distinguish itself from each Fund’s respective benchmark. The Board noted that CRM relies heavily on its own proprietary research to successfully implement its value-oriented investment philosophy, and that the cost of preparing this research is significant. Accordingly, CRM’s reliance on this proprietary research might cause CRM’s research costs to exceed those of some other investment managers that largely rely upon research prepared by third parties, especially with larger cap companies, for which a good deal of third party research is available. The Board considered CRM’s experience in implementing its distinctive value-oriented investment philosophy. The Board concluded that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may in some cases justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies.

In addition, the Board compared the fees and expenses paid by each class of each Fund with the fees paid by institutional separate accounts managed by CRM in a similar investment strategy to that of the applicable Fund. The Board noted that, except for Small Cap Value Fund, the investment advisory fees paid by each Fund were generally higher than the management fees paid by the respective institutional separate accounts managed by CRM in a similar investment strategy to the applicable Fund. In comparing the fees paid by the Funds to the fees paid by institutional separate accounts, the Board considered that the costs associated with the management of the Funds generally are significantly greater than those associated with providing investment advisory services to separately-managed accounts. The Board considered the additional complexities involved in the management of the Funds resulting from more frequent and less predictable cash flows and regulatory requirements, among other factors. The Board considered the additional services provided to the Funds that CRM does not perform for its separate account clients, or services that are broader in scope, including oversight of compliance with the regulatory and tax regimes to which the Funds are subject, oversight of third-party service providers, preparation of prospectuses, shareholder reports and other disclosure documents and preparation of materials for quarterly Board meetings. The Board also considered the business risks that CRM faces with respect to the Funds, including regulatory and reputational risks with respect to CRM’s investment decisions and compliance oversight on behalf of the Funds, and the substantial entrepreneurial risks that CRM assumes during the initial years of a Fund’s operations. The Board also considered the historical reasons for certain separate account fees, and the element of negotiation in regard to the level of fees paid by CRM’s separate account clients.

The Board also compared the fees and expenses paid by each class of each Fund with the fees and expenses paid by other mutual funds with similar investment objectives and strategies.

Small Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small Cap Value Fund was lower than both the median and average advisory fee paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of Institutional Shares of Small Cap Value Fund were lower than the median and average gross and net expenses paid by

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

other mutual funds with similar investment objectives and strategies. The Board noted that, based on the information provided, the total annual operating expenses of Investor Shares of Small Cap Value Fund were lower than the median and average gross paid by other mutual funds with similar investment objectives and strategies.

Small/Mid Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small/Mid Cap Value Fund was equal to the median advisory fee and higher than the average advisory fee paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of Institutional Shares of Small/Mid Cap Value Fund were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that, based on the information provided, the total annual operating expenses of Investor Shares of Small/Mid Cap Value Fund were lower than the average gross expenses paid by other mutual funds with similar investment objectives and strategies.

Mid Cap Value Fund

The Board noted that based on the information provided, the investment advisory fee for Mid Cap Value Fund was equal to the median advisory fee and higher than the average advisory fee paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of Institutional Shares of Mid Cap Value Fund were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that, based on the information provided, the total annual operating expenses of Investor Shares of Mid Cap Value Fund were lower than the average gross expenses paid by other mutual funds with similar investment objectives and strategies.

Large Cap Opportunity Fund

The Board noted that, based on the information provided, the investment advisory fee for Large Cap Opportunity Fund was higher than the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board noted that, effective June 7, 2017, the investment advisory fee for Large Cap Opportunity Fund would be reduced to 0.55% of the Fund’s average daily net assets. The Board noted that with such reduction, based on the information provided, the investment advisory fee for Large Cap Opportunity Fund would be lower than the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of Institutional Shares of Large Cap Opportunity Fund were higher than the median, but lower than the average gross expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that, after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, the net annual operating expenses of Institutional Shares were lower than the median and equal to the

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

average net expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that, effective June 7, 2017, the contractual expense limitation for the Fund’s Institutional Shares would be reduced to 0.65% of the Fund’s average daily net assets. The Board noted that with such reduction, based on the information provided, the net annual operating expenses of Institutional Shares would be lower than the median and average net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of Investor Shares of Large Cap Opportunity Fund were higher than the median and average gross expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that, after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, the net annual operating expenses of Investor Shares were higher than the median and average net expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that, effective June 7, 2017, the contractual expense limitation for the Fund’s Investor Shares would be reduced to 0.90% of the Fund’s average daily net assets. The Board noted that with such reduction, based on the information provided, the net annual operating expenses of Investor Shares would be lower than the median and equal to the average net expenses paid by other mutual funds with similar investment objectives and strategies.

All Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for All Cap Value Fund was higher than both the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board considered the investment philosophy of CRM and its conclusion that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board also considered breakpoints in the investment advisory fee schedule and the reduced fee rates on assets over $1 billion.

The Board noted that, based on the information provided, the annual operating expenses of each of Institutional Shares and Investor Shares of All Cap Value Fund, both before and after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, were higher than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board considered the impact of All Cap Value Fund’s higher than average investment advisory fee and small asset size on the Fund’s expense ratios. The Board indicated that it would continue to monitor the Fund’s fees and expenses.

International Opportunity Fund

The Board noted that, based on the information provided, the investment advisory fee for International Opportunity Fund was higher than both the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board considered the investment philosophy of CRM and its conclusion that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board also considered breakpoints in the investment advisory fee schedule and the reduced fee rates on assets over $2 billion.

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

The Board noted that, based on the information provided, the annual operating expenses of each of Institutional Shares and Investor Shares of International Opportunity Fund, both before and after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, were higher than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board noted the impact of the Fund’s small asset size and higher than average investment advisory fee on the Fund’s expense ratios. The Board indicated that it would continue to monitor the Fund’s fees and expenses carefully.

Conclusion as to Fees and Expenses

In view of the costs of CRM’s proprietary research and CRM’s experience in implementing its value-oriented investment philosophy, the Board determined that the investment advisory fee paid by each Fund was reasonable in relation to the nature and quality of the services provided by CRM.

Economies of Scale

The Board considered whether economies of scale would be realized by CRM as each Fund’s assets increased, and the extent to which such economies of scale were reflected in the fees charged under the Investment Advisory Agreement. The Board noted that the Investment Advisory Agreement contains breakpoints that reduce the investment advisory fee rate paid by each Fund on assets above specified levels. The Board concluded that breakpoints were an effective way to share any economies of scale or other efficiencies with Fund shareholders as the Funds grow larger. The Board also noted that expense subsidization, investment by CRM in proprietary research, and CRM’s commitment and resource allocation to the Funds may be relevant in considering the sharing of economies of scale, and that profitability also may be an indicator of the existence of any economies of scale. Accordingly, the Board concluded that economies of scale, if any, were being appropriately shared with the Funds.

Profitability

The Board considered the information provided by CRM regarding CRM’s profitability in relation to the Funds and considered the methodology used by CRM in preparing the profitability information. The Board reviewed the financial results of CRM in relation to the Funds for the year ended December 31, 2016 as well as the 2017 CRM operating budget. The Board considered CRM’s profit margins with respect to the Funds in comparison to the limited industry data available. The Board also considered information regarding compensation provided to CRM personnel as a percentage of CRM’s net revenue, and compared such information to the limited industry data available. The Board noted that the profitability of any adviser was affected by numerous factors, including its organizational structure, method for allocating expenses and the compensation to be paid to its employees, and, accordingly, acknowledged the limitations inherent in any comparison of adviser profitability information. The Board determined that, based on the information provided, the profit to CRM on the fees paid by the Funds was not excessive in view of the nature, quality and extent of services provided.

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Concluded)

Other Benefits

The Board considered the other benefits which CRM receives from its relationship with the Funds. They noted that CRM acts as the shareholder servicing agent for Investor Shares of the Funds and receives fees under a shareholder service plan adopted under Rule 12b-1 under the 1940 Act in connection with the services CRM provides or arranges as the Funds’ shareholder servicing agent. The Board considered the fees received by CRM under the shareholder service plan, and the amounts paid by CRM to third party shareholder servicing agents. The Board noted that the amounts paid by CRM to the Funds’ third party shareholder servicing agents since the inception of the Trust exceeded the amounts paid by Investor Shares of the Funds to CRM under the shareholder servicing plan. The Board considered how CRM uses “soft” commission dollars generated by the Funds to pay for research and brokerage services and the ways in which CRM conducts portfolio transactions for the Funds and selects brokers. The Board determined that any other benefits derived by CRM from managing the Funds were reasonable and reflected in the fees under the Investment Advisory Agreement.

General Conclusion

Based on the foregoing considerations, the Board, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement, including the fees payable thereunder, are fair and reasonable, and voted to approve the continuance and renewal of the Investment Advisory Agreement on behalf of the Funds.

TRUSTEES

F. Gregory Ahern

Louis Ferrante, CFA, CPA

Louis Klein, Jr.

Carlos A. Leal, CPA

Clement C. Moore, II

Rodney P. Wood

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC

520 Madison Avenue, 20th Floor

New York, NY 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place, 7th Floor

Brooklyn, NY 11217

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Investor Information:

800-CRM-2883

www.crmfunds.com

This report is authorized for distribution only to

shareholders and to others who have received

current prospectuses of the CRM Funds.

ANNUAL REPORT

JUNE 30, 2017

CRM SMALL CAP
VALUE FUND

CRM SMALL/MID CAP
VALUE FUND

CRM MID CAP
VALUE FUND

CRM LARGE CAP
OPPORTUNITY FUND

CRM ALL CAP
VALUE FUND

CRM INTERNATIONAL
OPPORTUNITY FUND

ANNUAL REPORT (Unaudited)	June 30, 2017

Dear Fellow Shareholders:

In spite of all the concern over Brexit1, sluggish first half economic growth, and the direction of interest rates, the equity markets enjoyed strong returns in the beginning of the fiscal year. As economic expansion globally remained sluggish, revenue growth was hard to come by. This was exacerbated by increased deflation in agricultural and food related prices, which further pressured earnings. In the U.S., the backdrop for consumers was encouraging with better employment and wage trends. With that said, retail sales were good, not great, as household health care expenses continued to grow and consumers remained uneasy about the future during the volatile times.

The markets had come to accept continued political gridlock, slow growth, and periodic trepidation over deflation. In a matter of hours on the morning of November 9, 2016, market participants began to discount the possibility of a different future. Given the interplay of markets, the dollar began to strengthen, stocks that benefit from higher interest rates (i.e., banks) soared, and those hurt by the stronger dollar generally faded. Stocks also viewed as reflation beneficiaries (i.e., deep cyclical/industrials) were likewise propelled higher. One important differentiating catalyst post-election was the narrative around corporate tax reform. Both political parties had proposed some type of tax reform and repatriation holiday with proceeds used to fund a step up in infrastructure spending. However, a border adjustable tax or “import tax” (taxing imports such that the company cannot deduct the cost of those goods and rewarding exporters by eliminating tax on goods manufactured in the U.S. and sold overseas) that had been discussed in academic circles and among Republican policy makers became more front and center. The market’s knee jerk reaction was perhaps to confuse tax reform with tax cut and reward domestically oriented companies with high tax rates to the detriment of lower tax rate/multinational companies. Subsequently, the prospects for a border adjustable tax began to weigh on a broader group of companies, particularly retail and apparel companies.

This triple catalyst of interest rates, exchange rates, and tax rates is what propelled certain sectors and subsectors to such extraordinary performance over a relatively short period. The return on the S&P 5002 from the election through 2016 calendar year-end were not so exceptional — up 4.5% — and quite understandable given the passing of the election uncertainty. The range of performance among sectors, styles, and market caps, however, was truly astounding. Banks and other perceived beneficiaries of higher interest rates bounded 25% higher, many industrials appreciated by 10-20%+, and small cap value stocks were up 17%.

Many market commentators proclaimed the market leadership of late 2016 as logical and durable. The markets were euphoric over the prospects of substantial near-term fiscal stimulus, which would accelerate economic growth out of the 1-2% band of the past eight years, create inflation, and drive interest rates higher. In “Trumptopia,” a one party government would undertake tax reform through which everyone was a winner, Obamacare would be quickly replaced with “something tremendous,” and there would be a $1 trillion infrastructure initiative. Even before the bloom came off, the fiscal stimulus rose with the failure of the healthcare bill, and the equity

1

markets began to act differently, rotating back to growth-oriented stocks, which tend to outperform when there are concerns over economic growth.

The trends which were in place at the close of the first quarter 2017 largely persisted through the second quarter 2017. Although much has been written about the continued influence of large cap tech growth stocks on the S&P 500 index performance, stock correlations3 have generally subsided and provided for a better stock picking environment. Inflation expectations have dropped, allowing the Fed to move in a measured pace, which should continue to provide a constructive backdrop for equities. We believe our results and active managers in general are benefitting from this re-emergence in stock selection/dispersion. We had favorable contributions from a variety of businesses across many sectors as further evidence of the market breadth.

Outside of the U.S., concerns over European politics faded and their stock markets generally soared to new highs. Emerging market equities also continued to do well and despite election rhetoric, there have been no significant U.S. trade policy developments to upset the status quo for these countries. There seemed to be negative geopolitical headlines in the news every day from North Korea to Russia to ISIS, but none have disturbed the markets. While the Trump Administration and Congress keep pushing their fiscal agenda, progress thus far has been insufficient to reverse investor skepticism.

Since we are investing in corporate change/transformation, we often comment on merger & acquisition activity, activism, and management changes. While headline numbers based upon transaction dollars were down versus last calendar year, the number of mergers and acquisitions remains healthy, particularly in the mid-market area. There have also been a large number of high profile management changes this year. Boards are increasingly facing pressure from shareholders to improve their performance and hold management teams accountable. Activism very often can be a catalyst for these types of changes and there is a steady stream of such activity lately. These types of corporate changes together with restructurings, new products, and internal investments continue to fuel a healthy new idea pipeline.

The following is a discussion of factors that influenced the performance of the CRM Long/Short Opportunities Fund for the period August 16, 2016 (the inception of the fund) through June 30, 2017.

For the period August 16, 2016 through June 30, 2017, the CRM Long/Short Opportunities Fund returned 2.50% while the S&P 500 returned 13.29%. The long portfolio contributed approximately 11.58% (gross) and the short portfolio approximately -7.31% (gross) during the period. In terms of exposure during the period, the Fund averaged approximately 93% gross long, 59% gross short, and 34% net long.

The top contributors in the long portfolio were: (i) rail transportation provider, Norfolk Southern Corporation; (ii) Broadcom Limited, a semiconductor provider; and (iii) Zimmer Biomet Holdings, Inc., a medical equipment manufacturer. Shares of Norfolk Southern Corporation rallied as volume comparisons became more favorable on a year-over-year basis with the anticipation of overall volumes turning positive in early 2017. Higher oil prices benefitted rail intermodal versus over-the-road trucking and higher natural gas prices improved prospects for the rail’s coal business. Broadcom’s management demonstrated its ability to further optimize costs following last year’s acquisition by Avago. Broadcom reported strong fiscal second quarter results and indicated it was gaining share in the next generation iPhone. Despite pressure on shares of Zimmer Biomet Holdings as the company finalized its transformative deal with Biomet, investors gained confidence as the company’s management corrected supply chain issues and growth and merger synergy targets appeared to be on track.

The top detractors in the long portfolio were: (i) automotive replacement parts retailer, AutoZone, Inc.; (ii) clothing manufacturer, G-III Apparel Group Limited; and (iii) discount variety store chain, Dollar Tree, Inc.

2

Shares of AutoZone, Inc. were pressured by weak earnings results and headlines highlighting the perceived threat Amazon poses to the auto parts sector. G-III Apparel provided guidance for 2017 that missed expectations following the Donna Karan acquisition. Shares of Dollar Tree were weak as revenues missed expectations.

Our leading short contributors included: (i) a specialty retailer; (ii) a European mail carrier; and (iii) and a mass retailer. A mall-based specialty retailer posted weak second quarter earnings results as both revenues and margins missed expectations. Generally, we continue to be skeptical of mall retailers given the competitive dynamics and continued pricing pressure from the proliferation of e-commerce. A European mail carrier depreciated following weak third quarter 2016 results that demonstrated heightened volume declines, worse cost control metrics, and greater risk from a pension funding deficit post-2018. A mass retailer guided 2017 earnings significantly below expectations as it faces weaker in-store traffic and sales while investing heavily in e-commerce.

The top detractors in the short portfolio included: (i) a European airline; (ii) an enterprise cloud based applications company; and (iii) a railcar leasing company. Shares of a European airline appreciated significantly with a more favorable yield backdrop amongst European carriers from less aggressive Middle East carrier capacity adds, a surge in passenger volumes, and strong summer trading conditions. A competitors’ demise also benefitted the company. Revenue of an enterprise cloud based applications company reaccelerated in its April quarter and results exceeded expectations. While our thesis for growth to slow this year remains intact, the deceleration will likely turn out to be less meaningful than we anticipated. A railcar leasing company appreciated due to its characterization as a largely domestic, high tax payer that can potentially benefit from a cyclical recovery in rail traffic and demand for leased rail cars.

Sincerely,

Ronald H. McGlynn

Chairman, Cramer Rosenthal McGlynn, LLC

President, CRM Mutual Fund Trust

1In June 2016, the U.K. population voted to leave the E.U. in the Brexit referendum vote.

2S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. It is not possible to invest directly in an index.

3Correlation is a statistic that measures the degree to which two securities move in relation to each other.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-CRM-2883. During the period, certain fees and expenses were waived by the Fund’s service providers. Without these waivers, total returns would have been lower. Additional performance figures for the Fund can be found in Comparison of Change in Value section of this report.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings. Opinions expressed herein are as of June 30, 2017 and are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject

3

to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

The Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

This report must be preceded or accompanied by the current prospectus for the Fund. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, charges and expenses of the Fund. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

4

CRM LONG/SHORT OPPORTUNITIES FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2017

The following information compares the performance of the CRM Long/Short Opportunities Fund (“Fund”) with the performance of the S&P 500 Index. The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below table and graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

CRM Long/Short Opportunities Fund — Institutional Shares vs. S&P 500 Index1

Expense Ratios (per prospectus dated 07/18/16) - Gross: 1.94% Net: 1.86%4

[1]	The Fund is professionally managed, while the index is unmanaged and is not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on August 16, 2016.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest, dividends and interest expense relating to short sales and acquired fund fees and expenses, exceed 1.60% of average daily net assets of the Fund. The expense limitation is in effect until November 1, 2017.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Long/Short Opportunities Fund
5

CRM LONG/SHORT OPPORTUNITIES FUND

EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2017 through June 30, 2017). The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, for the six-month period January 1, 2017 to June 30, 2017 and may be different from the expense ratio in the Financial Highlights which is for the period August 16, 2016 through June 30, 2017.

The Expense Table below illustrates your Fund expenses in two ways.

•

Actual fund return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Long/Short Opportunities Fund
6

CRM LONG/SHORT OPPORTUNITIES FUND

EXPENSE DISCLOSURE (Unaudited) (Concluded)

For the Six Months Ended June 30, 2017

Expense Table

	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
Institutional Shares
Actual Fund Return	$1,000.00	$1,035.40	2.37%	$11.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.04	2.37%	$11.83

(1)	The expense ratio includes the impact of dividend and interest expense on securities sold short. Excluding such dividend and interest expense, the Fund’s expense ratio would have been 1.60%.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the most recent one-half year period).

CRM Long/Short Opportunities Fund
7

CRM LONG/SHORT OPPORTUNITIES FUND

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

June 30, 2017

The following table presents a summary of the portfolio holdings of the Fund as a percentage of its net assets.

Sector Allocation
Common Stock
Industrials	22.3%
Consumer Discretionary	19.7
Health Care	14.0
Information Technology	13.5
Financials	9.4
Materials	5.7
Consumer Staples	5.4
Utilities	4.9
Purchased Options	0.3
Short-Term Investments	15.2
Securities Sold Short
Common Stock
Financials	(0.9)
Real Estate	(2.4)
Materials	(3.4)
Information Technology	(5.0)
Consumer Staples	(5.2)
Health Care	(5.8)
Industrials	(6.9)
Consumer Discretionary	(12.9)

67.9%

Portfolio holdings are subject to change at any time.

CRM Long/Short Opportunities Fund
8

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

June 30, 2017

Shares		Value
Common Stock — 94.9%
Consumer Discretionary — 19.7%
Automobiles & Components — 2.3%
116,350	Delphi Automotive PLC[1]	$10,198,078

Consumer Durables & Apparel — 5.1%
37,515	Mohawk Industries, Inc.[2,3]	9,067,000
120,670	PVH Corp.[3]	13,816,715

		22,883,715

Consumer Services — 3.6%
140,375	Hilton Worldwide Holdings, Inc.	8,682,194
35,880	Vail Resorts, Inc.[3]	7,277,540

		15,959,734

Retailing — 8.7%
28,680	AutoZone, Inc.[2]	16,360,793
153,750	Dollar Tree, Inc.[2]	10,750,200
128,335	Tiffany & Co.	12,046,806

		39,157,799

Total Consumer Discretionary		88,199,326

Consumer Staples — 5.4%
Food, Beverage & Tobacco — 2.8%
80,928	Kraft Heinz Co. (The)[3]	6,930,674
131,175	Mondelez International, Inc. — Class A3	5,665,448

		12,596,122

Household & Personal Products — 2.6%
156,405	Edgewell Personal Care Co.[2]	11,889,908

Total Consumer Staples		24,486,030

Financials — 9.4%
Banks — 5.4%
358,480	Bank of America Corp.	8,696,725
351,810	KeyCorp	6,592,919
156,755	Wells Fargo & Co.	8,685,795

		23,975,439

Diversified Financials — 2.6%
178,820	Intercontinental Exchange, Inc.	11,787,814

Insurance — 1.4%
101,845	American International Group, Inc.	6,367,349

Total Financials		42,130,602

Health Care — 14.0%
Health Care Equipment & Services — 8.2%
59,245	Aetna, Inc.[3]	8,995,168
200,915	Danaher Corp.[3]	16,955,217
84,425	Zimmer Biomet Holdings, Inc.	10,840,170

		36,790,555

Pharmaceuticals, Biotechnology & Life Sciences — 5.8%
44,890	Allergan PLC[1,3]	10,912,310
66,885	Bio-Rad Laboratories, Inc. - Class A2	15,136,745

Shares		Value
Health Care — (continued)
Pharmaceuticals, Biotechnology & Life Sciences — (continued)
		$26,049,055

Total Health Care		62,839,610

Industrials — 22.3%
Capital Goods — 8.4%
244,400	Dover Corp.[3]	19,605,768
416,891	Johnson Controls International PLC[1,3]	18,076,394

		37,682,162

Commercial & Professional Services — 4.3%
179,035	Dun & Bradstreet Corp. (The)[3]	19,362,635

Transportation — 9.6%
243,360	CSX Corp.[3]	13,277,722
62,932	FedEx Corp.[3]	13,677,012
129,905	Norfolk Southern Corp.[3]	15,809,438

		42,764,172

Total Industrials		99,808,969

Information Technology — 13.5%
Semiconductors & Semiconductor Equipment — 5.8%
36,902	Broadcom Ltd.[3]	8,600,011
117,630	Microchip Technology, Inc.	9,078,683
76,455	NXP Semiconductors N.V.[2,3]	8,368,000

		26,046,694

Software & Services — 5.6%
126,295	PTC, Inc.[2,3]	6,961,381
311,845	Total System Services, Inc.[3]	18,164,971

		25,126,352

Technology Hardware & Equipment — 2.1%
266,798	FLIR Systems, Inc.[3]	9,247,219

Total Information Technology		60,420,265

Materials — 5.7%
Chemicals — 5.7%
59,225	Air Products & Chemicals, Inc.[3]	8,472,729
75,775	PPG Industries, Inc.[3]	8,332,219
121,630	W.R. Grace & Co.[3]	8,758,576

Total Materials		25,563,524

Utilities — 4.9%
Electric Utilities — 2.4%
77,535	NextEra Energy, Inc.[3]	10,864,979

Gas Utilities — 2.5%
132,665	Atmos Energy Corp.[3]	11,004,562

Total Utilities		21,869,541

Total Common Stock (Cost $401,446,700)		425,317,867

See accompanying notes.	CRM Long/Short Opportunities Fund
9

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2017

Contracts		Value
Purchased Options — 0.3%
Call Option — 0.1%
2,286	Chicago Board Options Exchange SPX Volatility Index Strike Price $12.00, Expires 08/16/17	$377,190

Put Options — 0.2%
181	Russell 2000 Index Strike Price $1360.00, Expires 09/15/17	326,705
51	S&P 500 Index Strike Price $2150.00, Expires 06/15/18	303,450
134	S&P 500 Index Strike Price $2325.00, Expires 09/29/17	352,956

		983,111

Total Purchased Options (Cost $1,781,524)		1,360,301

Shares
Short-Term Investments — 15.2%
33,947,428	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.84%[4]	$33,947,428
33,947,429	Federated Treasury Obligations Fund Institutional Series, 0.83%[4]	33,947,429

Total Short-Term Investments (Cost $67,894,857)		67,894,857

Total Investments in Securities — 110.4% (Cost $471,123,081)		494,573,025

Common Stock Sold Short — (42.5)%
Consumer Discretionary — (12.9)%
Consumer Durables & Apparel — (5.6)%
(51,185)	Carter’s, Inc.	$(4,552,906)
(43,075)	Hasbro, Inc.	(4,803,293)
(108,020)	Leggett & Platt, Inc.	(5,674,290)
(78,815)	VF Corp.	(4,539,744)
(28,490)	Whirlpool Corp.	(5,459,254)

		(25,029,487)

Consumer Services — (0.8)%
(87,735)	ServiceMaster Global Holdings, Inc.[2]	(3,438,335)

Retailing — (6.5)%
(65,110)	Big Lots, Inc.	(3,144,813)
(60,445)	Genuine Parts Co.	(5,606,878)
(59,465)	L Brands, Inc.	(3,204,569)
(104,730)	Ross Stores, Inc.	(6,046,063)
(57,230)	Target Corp.	(2,992,557)
(57,070)	Tractor Supply Co.	(3,093,765)

Shares		Value
Consumer Discretionary — (continued)
Retailing — (continued)
(18,310)	Ulta Beauty, Inc.[2]	$(5,261,195)

		(29,349,840)

Total Consumer Discretionary		(57,817,662)

Consumer Staples — (5.2)%
Food & Staples Retailing — (1.0)%
(27,035)	Costco Wholesale Corp.	(4,323,707)

Food, Beverage & Tobacco — (3.1)%
(117,790)	B&G Foods, Inc.	(4,193,324)
(101,320)	General Mills, Inc.	(5,613,128)
(121,715)	Hormel Foods Corp.	(4,151,699)

		(13,958,151)

Household & Personal Products — (1.1)%
(100,095)	Church & Dwight Co., Inc.	(5,192,929)

Total Consumer Staples		(23,474,787)

Financials — (0.9)%
Diversified Financials — (0.9)%
(56,300)	Evercore Partners, Inc. — Class A	(3,969,150)

Health Care — (5.8)%
Health Care Equipment & Services — (3.3)%
(36,360)	ABIOMED, Inc.[2]	(5,210,388)
(83,365)	LivaNova PLC[1,2]	(5,102,772)
(98,655)	Patterson Cos, Inc.	(4,631,852)

		(14,945,012)

Pharmaceuticals, Biotechnology & Life Sciences — (2.5)%
(77,475)	Bruker Corp.	(2,234,379)
(16,876)	Roche Holding AG	(4,297,757)
(34,985)	United Therapeutics Corp.[2]	(4,538,604)

		(11,070,740)

Total Health Care		(26,015,752)

Industrials — (6.9)%
Capital Goods — (4.8)%
(30,815)	Acuity Brands, Inc.	(6,264,073)
(33,275)	GATX Corp.	(2,138,584)
(67,440)	PACCAR, Inc.	(4,453,738)
(50,795)	Regal Beloit Corp.	(4,142,332)
(213,715)	SKF AB, Class B	(4,330,261)

		(21,328,988)

Commercial & Professional Services — (1.0)%
(64,290)	WageWorks, Inc.[2]	(4,320,288)

Transportation — (1.1)%
(39,995)	CH Robinson Worldwide, Inc.	(2,746,857)
(100,285)	Deutsche Lufthansa AG	(2,282,224)

		(5,029,081)

Total Industrials		(30,678,357)

See accompanying notes.	CRM Long/Short Opportunities Fund
10

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2017

Shares		Value
Information Technology — (5.0)%
Semiconductors & Semiconductor Equipment — (1.4)%
(44,490)	Lam Research Corp.	$(6,292,221)

Software & Services — (2.6)%
(42,305)	Automatic Data Processing, Inc.	(4,334,570)
(45,215)	Wix.com Ltd.[2]	(3,146,964)
(45,215)	Workday, Inc. — Class A2	(4,385,855)

		(11,867,389)

Technology Hardware & Equipment — (1.0)%
(107,270)	NetApp, Inc.	(4,296,164)

Total Information Technology		(22,455,774)

Materials — (3.4)%
Chemicals — (2.4)%
(51,100)	Albemarle Corp.	(5,393,094)
(60,310)	Scotts Miracle-Gro Co. (The)	(5,395,332)

		(10,788,426)

Materials — (1.0)%
(32,525)	Praxair, Inc.	(4,311,189)

Total Materials		(15,099,615)

Shares		Value
Real Estate — (2.4)%
Hotel & Resort REIT’s — (1.7)%
(178,405)	Host Hotels & Resorts, Inc.	$(3,259,459)
(170,330)	Park Hotels & Resorts, Inc.	(4,592,097)

		(7,851,556)

Specialized REIT’s — (0.7)%
(127,680)	CubeSmart	(3,069,427)

Total Real Estate		(10,920,983)

Total Common Stock Sold Short (Proceeds $185,622,534)		(190,432,080)

Other Assets in Excess of Liabilities — 32.1%		143,966,903

Total Net Assets — 100.0%		$448,107,848

[1]	PLC — Public Limited Company.
[2]	Non-income producing security.
[3]	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
[4]	Rate represents an annualized yield at date of measurement.

See accompanying notes.	CRM Long/Short Opportunities Fund
11

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2017

A summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows (see Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stock
Consumer Discretionary	$88,199,326	$88,199,326	$—	$—
Consumer Staples	24,486,030	24,486,030	—	—
Financials	42,130,602	42,130,602	—	—
Health Care	62,839,610	62,839,610	—	—
Industrials	99,808,969	99,808,969	—	—
Information Technology	60,420,265	60,420,265	—	—
Materials	25,563,524	25,563,524	—	—
Utilities	21,869,541	21,869,541	—	—
Purchased Options	1,360,301	1,360,301	—	—
Short-Term Investments	67,894,857	67,894,857	—	—

Total Assets - Investments in Securities	$494,573,025	$494,573,025	$—	$—

Other Financial Instruments:*
Forward Foreign Currency Contract	$43,038	$—	$43,038	$—
Total Return Swap Agreements - Equity Contracts	1,997,688	—	1,997,688	—

Total Assets - Other Financial Instruments	$2,040,726	$—	$2,040,726	$—

Liabilities:
Common Stock Sold Short
Consumer Discretionary	$(57,817,662)	$(57,817,662)	$—	$—
Consumer Staples	(23,474,787)	(23,474,787)	—	—
Financials	(3,969,150)	(3,969,150)	—	—
Health Care	(26,015,752)	(26,015,752)	—	—
Industrials	(30,678,357)	(30,678,357)	—	—
Information Technology	(22,455,774)	(22,455,774)	—	—
Materials	(15,099,615)	(15,099,615)	—	—
Real Estate	(10,920,983)	(10,920,983)	—	—

Total Liabilities - Common Stock Sold Short	$(190,432,080)	$(190,432,080)	$—	$—

Other Financial Instruments:*
Total Return Swap Agreements - Equity Contracts	$(271,273)	$—	$(271,273)	$—

Total Liabilities - Other Financial Instruments	$(271,273)	$—	$(271,273)	$—

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward foreign currency contracts and total return swap agreements, which are recorded at fair value.

There were no transfers between Level 1, Level 2, and Level 3 during the period from August 16, 2016 to June 30, 2017.

See accompanying notes.	CRM Long/Short Opportunities Fund
12

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2017

Forward foreign currency contracts outstanding at June 30, 2017:

Counterparty	Termination Date	Currency Purchase	Currency Sold	Unrealized Appreciation
Morgan Stanley	09/15/17	3,400,000 Euro	3,855,911 United States Dollar	$43,038

Total return swap agreements outstanding at June 30, 2017:

Counterparty	Termination Date	Long (Short) Notional Amount	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Morgan Stanley	09/07/17	$(13,886,831)	Pay or receive amounts based on market value fluctuation of the Canadian financial equity basket, which is comprised of three securities in the Canadian financial sector	$1,428,963	$—	$1,428,963
Morgan Stanley	06/28/18	(16,467,726)	Pay or receive amounts based on market value fluctuation of the automobile equity basket, which is comprised of four securities in the automobile financial sector	(271,273)	—	(271,273)
Morgan Stanley	08/24/17	(22,000,721)	Pay or receive amounts based on market value fluctuation of the utility equity basket, which is comprised of four securities in the utility financial sector	568,725	—	568,725

Total				$1,726,415	$—	$1,726,415

(1)Upfront/recurring fees or commissions, as applicable, are included in the net unrealized (depreciation).

See accompanying notes.	CRM Long/Short Opportunities Fund
13

CRM LONG/SHORT OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2017

ASSETS:
Investments in securities, at value (cost $471,123,081)	$494,573,025
Foreign currencies, at value (cost $628,847)	758,139
Cash	8,976
Deposits with broker for securities sold short and derivatives	176,948,704
Receivable for fund shares sold	10,458,090
Receivable for securities sold	45,003,607
Unrealized appreciation on forward foreign currency contracts	43,038
Unrealized appreciation on swap agreements	1,997,688
Dividends receivable	331,192
Other assets	38,736

Total assets	730,161,195

LIABILITIES:
Securities sold short, at value (proceeds $185,622,534)	190,432,080
Unrealized depreciation on swap agreements	271,273
Payable due to prime broker	1,855,489
Payable for fund shares redeemed	150,316
Payable for securities purchased	88,666,646
Payable for dividends on securities sold short	246,584
Interest payable	13,588
Accrued advisory fee	334,907
Audit and tax fees	5,665
Other accrued expenses	76,799

Total liabilities	282,053,347

NET ASSETS	$448,107,848

COMPONENTS OF NET ASSETS
Paid-in-capital	$438,563,665
Accumulated net investment loss	(2,473,272)
Accumulated net realized loss on investments and foreign currency transactions	(8,522,520)
Net unrealized appreciation on investments and foreign currency	20,539,975

NET ASSETS	$448,107,848

NET ASSETS BY SHARE CLASS
Institutional Shares	$448,107,848

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Institutional Shares	43,728,225
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Institutional Shares	$10.25

See accompanying notes.	CRM Long/Short Opportunities Fund
14

CRM LONG/SHORT OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

For the Period August 16, 2016(1) through June 30, 2017
INVESTMENT INCOME
Dividends	$3,736,414
Foreign tax withheld	(25,630)

Total investment income	3,710,784

EXPENSES
Investment advisory fees	3,687,977
Administration and accounting fees	64,860
Custody fees	35,200
Transfer Agent fees	237,000
Shareholder reports	64,963
Trustee fees and expenses	41,256
Insurance fees	6,878
Registration fees	39,445
Audit and tax fees	33,430
Legal fees	50,597
Dividend and interest expense on securities sold short	2,064,219
Miscellaneous	41,187

Total expenses	6,367,012
Expenses waived/reimbursed	(368,951)

Net expenses	5,998,061

NET INVESTMENT LOSS	(2,287,277)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	12,066,301
Purchased Options	(3,942,310)
Securities sold short	(12,317,975)
Swap agreements	(5,074,624)
Written Options	178,851
Foreign currency transactions	322,756

Net realized gain (loss)	(8,767,001)

Net change in unrealized appreciation (depreciation) on:
Investments	23,871,167
Purchased Options	(421,223)
Securities sold short	(4,809,546)
Swap agreements	1,726,415
Foreign currency transactions	173,162

Net change in unrealized appreciation (depreciation)	20,539,975

Net realized and unrealized gain (loss) on investments and foreign currency	11,772,974

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,485,697

(1) Inception date.

See accompanying notes.	CRM Long/Short Opportunities Fund
15

CRM LONG/SHORT OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the Period August 16, 2016(1) through June 30, 2017
NET ASSETS - BEGINNING OF PERIOD	$—

OPERATIONS
Net investment loss	(2,287,277)
Net realized loss from investments and foreign currency	(8,767,001)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	20,539,975

Net increase in net assets resulting from operations	9,485,697

CAPITAL SHARE TRANSACTIONS
Sale of shares - Institutional Shares	484,788,591
Redemption of shares - Institutional Shares	(46,166,440)

Net increase from capital share transactions	438,622,151

Total increase in net assets	448,107,848

NET ASSETS - END OF PERIOD	$448,107,848

Accumulated net investment loss	$(2,473,272)

(1) Inception date.

See accompanying notes.	CRM Long/Short Opportunities Fund
16

CRM LONG/SHORT OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. The total return in the table represents the rate an investor would have earned or lost on an investment in the fund. This information should be read in conjunction with the financial statements and notes thereto.

For the Period August 16, 2016 through June 30, 2017[1]
Net Asset Value — Beginning of Period	$10.00

Investment operations:
Net investment loss[2]	(0.08)
Net realized and unrealized gain on investments and foreign currency	0.33

Total from investment operations	0.25

Net Asset Value — End of Period	$10.25

Total Return	2.50%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement[3]	2.44%
Expenses, excluding waiver/reimbursement	2.59%
Net investment loss, including waiver/reimbursement	(0.93)%
Portfolio turnover rate	319%
Net Assets at the end of period (000’s omitted)	$448,108

[1]	Inception date was August 16, 2016. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets for the period August 16, 2016 through June 30, 2017 would have been 1.60%.

See accompanying notes.	CRM Long/Short Opportunities Fund
17

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — June 30, 2017

1.

Description of the Fund. CRM Long/Short Opportunities Fund (“Long/Short Opportunities Fund” or the “Fund”) is a series of the CRM Mutual Fund Trust (the “Trust”). The Trust consists of 7 funds, 1 of which is presented herein. The remaining six funds are presented in a separate report. A shareholder of one series of the Trust is not deemed to be a shareholder of any other series. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005. The Fund commenced operations on August 16, 2016.

The Fund offers Institutional Shares. Shares are generally available for purchase and sale by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Initial investments in the Fund are subject to a $100,000,000 minimum per registered investment adviser or qualified financial intermediary.

2.

Significant Accounting Policies. The Fund’s financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and therefore, the Fund follows the accounting and reporting requirements for investment companies under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, in accordance with FASB Accounting Standards update 2013-08. The following is a summary of the significant accounting policies of the Fund:

Security Valuation. The Fund values its investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing the Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost, provided such amount approximates fair value. The Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations provided by a third party pricing service. Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded.

CRM Long/Short Opportunities Fund
18

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). In addition, the Fund may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. The Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security.

The Fund discloses the value of its investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

•	Level 1 — quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Fund does not adjust the quoted price for such investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be

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NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Fund in the absence of market information. Assumptions used by the Fund due to the lack of observable inputs may significantly impact the resulting value and therefore the Fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period. There were no transfers between Level 1, Level 2 or Level 3 for the Fund during the period August 16, 2016 through June 30, 2017. A summary of the inputs used to value the Fund’s investments as of June 30, 2017 is included with the Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within the Fund’s statement of operations, as applicable.

Federal Income Taxes. The Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in the Fund’s financial statements. On an ongoing basis, management monitors the Fund’s tax positions to determine if any adjustments to its conclusions are necessary.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period August 16, 2016 through June 30, 2017, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. The Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income and expense are recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund records expenses as incurred.

Common expenses of the Trust are allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

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The Fund’s investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Fund accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities as applicable. There were no capital gains taxes for the period August 16, 2016 through June 30, 2017 in the Fund.

Distributions to Shareholders. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Fund. CRM receives an advisory fee from the Fund of 1.50% of the Fund’s average daily net assets.

CRM has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses, exceed 1.60% of average daily net assets of the Fund. These expense limitations are in effect until November 1, 2017. Prior to that date, the arrangement may be terminated only by the vote of the Board of Trustees of the Fund. During the period ended June 30, 2017, CRM paid certain expenses of the Fund amounting to $45,264.

CRM provides compliance services to the Trust. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Trust reimburses CRM for the portion of his salary allocated to his duties as the CCO of the Trust at a rate of $75,000 per year which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

Compensation of Trustees and Officers. Except for the CCO of the Fund, trustees and officers of the Fund who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Fund.

Trustees of the Fund who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $75,000 which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds in the series of the Trust until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the period August 16, 2016 through June 30, 2017. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Fund, or the earlier of when his or her successor is elected or qualified, the officer dies, resigns, is removed or becomes disqualified.

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4.

Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the period August 16, 2016 through June 30, 2017, were as follows:

Purchases	Sales
$949,051,207	$558,552,856

Short Sales	Purchases to Cover Shorts
$709,302,548	$535,294,782

5.

Short Sale Transactions. In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends declared on the security sold short and is also charged interest on the security borrowed, which are shown as dividend and interest expense in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

Cash that has been pledged to secure the Fund’s obligation to cover the short positions is reported separately on the Statement of Assets and Liabilities as deposits with broker for securities sold short. Non-cash collateral pledged by the Fund is noted in the Schedule of Investments in the amount of $88,889,306.

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NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

6.	Capital Share Transactions. Transactions in shares of capital stock for the period August 16, 2016 through June 30, 2017 was as follows:

For the Period August 16, 2016(1) through June 30, 2017
Institutional Shares
Sold	48,350,690
Redeemed	(4,622,465)

Net increase	43,728,225

(1)Inception date.

7.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

At June 30, 2017, the following reclassifications were made within the capital accounts to reflect permanent differences relating to the differing book/tax treatment of swaps, foreign currency transactions and non-deductible expenses.

Paid-in-capital	Undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments
$(58,486)	$(185,995)	$244,481

The components of accumulated earnings (deficit) on a tax basis as of June 30, 2017 were as follows:

Undistributed ordinary income	Undistributed capital gains	Capital loss carry- forwards	Qualified late year loss deferrals†	Net unrealized appreciation (depreciation) on investments and foreign currency	Total accumulated earnings (deficit)
$—	$—	—	$(3,646,731)	$13,190,914	$9,544,183

†

Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following fiscal year.

The difference between book basis and tax basis components of accumulated earnings (deficit) are primarily attributable to dividend expense on securities sold short, tax deferral of losses on wash sales, the deferral of losses on straddles, the deferral of losses on short sale transactions and investments in swaps and other securities with book and tax cost differences.

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NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by the Fund as of June 30, 2017 was as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
$473,320,694	$36,962,468	$(15,710,137)	$21,252,331

8.

Derivative Financial Instruments. The Fund may, but is not required to, invest in derivative contracts, such as swaps and options on securities and securities indices, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities, including short sales; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund.

Options. The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes an option, such option is covered by cash in an amount sufficient to cover the obligation. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

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NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

Transactions in options written during the period August 16, 2016 through June 30, 2017 were as follows:

	Number of Contracts	Premium Received
Options outstanding at August 16, 2016(1)	—	$—

Options written	4,772	547,222
Options repurchased	(2,695)	(348,005)
Options expired	(1,571)	(107,764)
Options exercised	(506)	(91,453)

Options outstanding at June 30, 2017	—	$—

(1)Inception date.

Forward Foreign Currency Contracts. The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps. The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. The daily change in

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NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Total return basket swaps. The Fund enters into total return swaps to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of an agreement, the swap is designed to function as a portfolio of direct investments in long and short equity. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Collateral Requirements. For derivatives traded under an ISDA MA, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA MA, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

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NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

The following is a summary of the location of derivatives on the Fund’s Statement of Assets and Liabilities as of June 30, 2017:

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Forward Foreign Currency Contracts	Unrealized appreciation on Foreign currency transactions

Equity contracts	Investments in securities, at value

	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

	Asset Derivative Value
	Total Value	Currency Contracts	Equity Contracts
Forward Foreign Currency Contracts	$43,038	$43,038	$—
Purchased Options	1,360,301	—	1,360,301
Swap Agreements	1,997,688	—	1,997,688

	$3,401,027	$43,038	$3,357,989

	Liability Derivative Value
	Total Value	Currency Contracts	Equity Contracts
Swap Agreements	$271,273	$—	$271,273

The following is a summary of the location of derivatives on the Fund’s Statement of Operations during the period August 16, 2016 through June 30, 2017:

Location on the Statement of Operations
Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Forward Foreign Currency Contracts	Net realized gain (loss) from: Foreign currency transactions	Net change in unrealized appreciation (depreciation) on: Foreign currency transactions

Equity contracts	Net realized gain (loss) from: Purchased Options	Net change in unrealized appreciation (depreciation) on: Purchased Options

	Net realized gain (loss) from: Swap Agreements	Net change in unrealized appreciation (depreciation) on: Swap Agreements

Net realized gain (loss) from: Written Options

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NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

	Net Realized Gain (Loss)
	Total Value	Currency Contracts	Equity Contracts
Forward Foreign Currency Contracts	$169,214	$169,214	$—
Purchased Options	(3,942,310)	—	(3,942,310)
Swap Agreements	(5,074,624)	—	(5,074,624)
Written Options	178,851	—	178,851

	$(8,668,869)	$169,214	$(8,838,083)

	Net Change in Unrealized Appreciation (Depreciation)
	Total Value	Currency Contracts	Equity Contracts
Forward Foreign Currency Contracts	$43,038	$43,038	$—
Purchased Options	(421,223)	—	(421,223)
Swap Agreements	1,726,415	—	1,726,415

	$1,348,230	$43,038	$1,305,192

The table below summarizes the average balance of derivative holdings by the Fund during the period August 16, 2016 through June 30, 2017. The average balance of derivatives held is indicative of the trading volume of the Fund.

Long Derivative Volume
Forward Foreign Currency Contracts	Purchased Option Contracts (Cost)	Swap Contracts (Notional Value)
$4,430,302	$1,270,401	$—

Short Derivative Volume
Forward Foreign Currency Contracts	Written Option Contracts	Swap Contracts (Notional Value)
$2,333,817	$65,639	$36,384,890

In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA MA”) or similar agreement with its counterparties. An ISDA MA is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA MA, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA MA typically permit a single net payment in the event of default including the bankruptcy or insolvency

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NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Continued)

of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA MA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA MA against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA MA allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA MA, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Offsetting of Financial and Derivative Assets and Liabilities. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following table presents derivative assets and liabilities net of amounts available for offset under an ISDA MA or similar agreement and, as applicable, the related collateral and potential loss exposure to the Fund as of June 30, 2017:

	Assets	Liabilities
Derivative Financial Instruments:
Forward Foreign Currency Contracts	$43,038	$—
Options	1,360,301	—
Swap Agreements	1,997,688	271,273

Total derivative assets and liabilities in the Statement of Assets and Liabilities	3,401,027	271,273
Derivatives not subject to an ISDA MA or similar agreement	1,360,301	—

Total assets and liabilities subject to an ISDA MA	$2,040,726	$271,273

At June 30, 2017, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA MA and net of the related collateral received by the Fund are as follows:

Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure[1]
Morgan Stanley	$2,040,726	$(271,273)	$1,769,453	$(1,769,453)	$—

1 Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

9.

Risks. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global

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political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that CRM believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option. With exchange-traded options purchased and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

10.

Contractual Obligations. The Fund enters into contracts in the normal course of business that contain a variety of indemnification obligations. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of liability for indemnity claims to be remote.

11.

Recent Regulatory Updates. On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The

CRM Long/Short Opportunities Fund
30

CRM LONG/SHORT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS — June 30, 2017 (Concluded)

new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Although still evaluating the impact of the rules, management believes that many of the Regulation S-X amendments are materially consistent with the Fund’s current financial statement presentation and expects that the Fund will comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

12.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events that required recognition or disclosure in the financial statements.

CRM Long/Short Opportunities Fund
31

CRM LONG/SHORT OPPORTUNITIES FUND

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of

CRM Long/Short Opportunities Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CRM Long/Short Opportunities Fund (one of the series constituting CRM Mutual Fund Trust) (the “Fund”) as of June 30, 2017, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period August 16, 2016 (commencement of operations) through June 30, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statement and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CRM Long/Short Opportunities Fund (one of the series constituting CRM Mutual Fund Trust) at June 30, 2017, and the results of its operations, the changes in its net assets, and its financial highlights for the period August 16, 2016 (commencement of operations) through June 30, 2017 in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

August 29, 2017

CRM Long/Short Opportunities Fund
32

CRM LONG/SHORT OPPORTUNITIES FUND

TAX INFORMATION (Unaudited)

In January 2018, shareholders of the Fund will receive Federal income tax information on all distributions paid to their accounts in calendar year 2017, including any distributions paid between July 1, 2017 and December 31, 2017.

CRM Long/Short Opportunities Fund
33

CRM LONG/SHORT OPPORTUNITIES FUND

TRUSTEES AND OFFICERS

INTERESTED TRUSTEE
Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
CARLOS A. LEAL, CPA, 51	Trustee, Treasurer and Chief Financial Officer	Since June 2005.	Executive Vice President (since 2007), Secretary and Chief Financial Officer, CRM (since 1999); Chief Financial Officer and Secretary, CRM Alternatives, Inc. (investment management) (since 2001); Director, President and Vice President, CRM Windridge Fund, Ltd. (investment fund)(from 2003 to 2012).	7	None
INDEPENDENT TRUSTEES

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
F. GREGORY AHERN, 65	Trustee	Since June 30, 2017	Advisory Director, Sard Verbinnen (from January 2017-present); Chief of Public Communications, Financial Industry Regulatory Authority (from 2012-2016).	7	Chairman of Board, Yale New Haven Westerly Hospital Foundation (since 2005).

LOUIS FERRANTE, CFA, CPA, 57	Trustee	Since June 2005.	Private Investor (from August 2007- present).	7	None

CRM Long/Short Opportunities Fund
34

CRM LONG/SHORT OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (Continued)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
LOUIS KLEIN, JR., 82	Trustee	Since June 2005.	Self-employed financial consultant since 1991.	7	Trustee, WT Mutual Fund (1999-2010); Trustee WT Investment Trust I (2000- 2010); Handy & Harman Ltd. (formerly known as WHX Corporation) (industrial manufacturer) (since 2002).

CLEMENT C. MOORE, II, 72	Trustee	Since June 2005.	Managing Partner, Mariemont Holdings (real estate) (since 1980); President, Kenwood Galleria (since 1980).	7	None

RODNEY P. WOOD, 57	Trustee	Since June 30, 2017	President, Detroit Lions, Inc. (since 2015); President, Ford Estates, LLC (2007-2015).	7	Director, Silver Lake Advisers (since 2007); Director, Velvel Group (since 2013).

CRM Long/Short Opportunities Fund
35

CRM LONG/SHORT OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (Concluded)

OFFICERS
Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
RONALD H. MCGLYNN, 74	President and Chief Executive Officer	Since June 2005.	Chairman, CRM since 2005, Chief Executive Officer from 1998 to 2011; President and Chief Executive Officer, Cramer Rosenthal McGlynn, Inc. (investment management) (since 1996), CRM Investors, Inc. (investment management) (since 1990), and CRM Alternatives, Inc. (investment management) (since 2001).	N/A	N/A

STEVEN A. YADEGARI, ESQ., 44	Secretary, Chief Legal Officer and Chief Compli- ance Officer	Since August 2005.	Executive Vice President (since 2012), Senior Vice President (2008 - 2011), Chief Legal Officer and Chief Compliance Officer, CRM (since August 2005), Chief Operating Officer, CRM (since 2015).	N/A	N/A

#	Serves during the continued lifetime of the Fund or until he earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor.

CRM Long/Short Opportunities Fund
36

CRM LONG/SHORT OPPORTUNITIES FUND

SHAREHOLDER MEETING RESULTS FOR CRM MUTUAL FUND TRUST (THE “TRUST”)

On June 30, 2017, the Trust held a Meeting of Shareholders for the purpose of electing Trustees. At the meeting, Louis Ferrante and Carlos A. Leal were re-elected, and F. Gregory Ahern and Rodney P. Wood were elected, as Trustees of the Trust. The results of the voting were as follows:

Name	For	Withheld
F. Gregory Ahern	72,096,732	1,001,828
Louis Ferrante	72,181,505	917,376
Carlos A. Leal	70,479,258	2,619,623
Rodney P. Wood	72,199,708	898,852

In addition to Messrs. Ahern, Ferrante, Leal and Wood, Louis Klein, Jr. and Clement C. Moore serve as Trustees of the Trust. Mr. Klein and Mr. Moore did not stand for re-election because they intend to retire from the Board prior to December 31, 2017.

CRM Long/Short Opportunities Fund
37

CRM LONG/SHORT OPPORTUNITIES FUND

OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended September 30 and March 31) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent period from August 16, 2016 to June 30, 2017 is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Fund includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Fund’s website at http://www.crmfunds.com.

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUND’S SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUND’S SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in CRM Long/Short Opportunities Fund, (the “Fund”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Fund. The words “you” and “your” refers to investors and prospective investors in the Fund who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Fund, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

CRM Long/Short Opportunities Fund
38

CRM LONG/SHORT OPPORTUNITIES FUND

OTHER INFORMATION (Unaudited) (Concluded)

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

CRM Long/Short Opportunities Fund
39

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING ADVISORY AGREEMENT WITH CRM REGARDING CRM LONG/SHORT OPPORTUNITIES FUND

In order for CRM to remain the Fund’s investment adviser, the Trustees Committee and Board of Trustees of the Trust (the “Board”) must determine annually whether to renew the Investment Advisory Agreement between the Trust and CRM with respect to the Fund. The Board evaluates CRM’s services, performance, personnel, profitability, risk management, compliance programs and other relevant factors throughout the year. In addition, in connection with its review of the Investment Advisory Agreement, the Board submitted to CRM a formal request for information necessary to evaluate the terms of the Investment Advisory Agreement. The Board reviewed and considered the materials provided by CRM in response to this request at meetings held in March and June of 2017. The Board also reviewed and considered additional information provided by CRM in response to requests from the Board for additional information in May 2017.

The materials and information reviewed and considered by the Board in connection with its review of the Investment Advisory Agreement included, among other items: (1) a memorandum from counsel setting forth the Board’s fiduciary duties under the 1940 Act and state law and the factors the Board should consider in its evaluation of the Investment Advisory Agreement; (2) reports based on information provided by Morningstar comparing the investment performance of the Fund to the performance of its applicable benchmark index and other mutual funds; and (3) a report based on information provided by Morningstar comparing the Fund’s investment advisory fee and gross and net expenses to those of other mutual funds. The Board also discussed and considered, with the assistance of independent counsel, reports of and presentations by CRM that described: (i) the nature, extent and quality of CRM’s services provided to the Fund; (ii) the experience and qualifications of the personnel providing those services; (iii) CRM’s investment philosophies and processes; (iv) CRM’s assets under management; (v) CRM’s “soft” dollar commission and trade allocation policies, including information on the types of research and services obtained with “soft” dollar commissions; (vi) the investment advisory fee charged by CRM to the Fund as compared with the fees charged by CRM to other advisory accounts with similar investment objectives and strategies managed by CRM; (vii) CRM’s compliance and risk management procedures; and (viii) an analysis of the profits of CRM related to its services to the Fund. The Board also considered information related to the Fund provided at quarterly Board meetings. At a meeting held on June 6, 2017, the Board, including all of the Independent Trustees voting separately, approved the continuance and renewal of the Investment Advisory Agreement for another year with respect to the Fund.

In considering the continuance and renewal of the Investment Advisory Agreement, the Board considered the following factors, none of which was determinative or controlling, and reached the following conclusions:

Nature, Extent and Quality of Services Provided

The Board examined the nature, extent and quality of services provided by CRM to the Fund, and the quality, size and experience of CRM’s professional portfolio management team. The Board considered CRM’s investment approach and research process, including CRM’s capabilities and experience in the development and implementation of its proprietary value-oriented investment process.

The Board considered the experience of CRM’s portfolio management team in managing long/short strategies through hedge funds, separately managed accounts and UCITs, in addition to the other Funds of the Trust. The Board also considered CRM’s compliance programs and compliance record, risk management philosophy, policies and procedures, marketing strategies, process for trade execution, CRM’s personnel and the Board’s dealings with CRM. Based on the foregoing, the Board determined that it was satisfied with the nature, extent and quality of the services provided by CRM to the Fund.

40

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING ADVISORY AGREEMENT WITH CRM REGARDING CRM LONG/SHORT OPPORTUNITIES FUND (Continued)

Performance Information

The Board considered CRM’s focus on achieving long-term performance in a manner consistent with the Fund’s investment objective and investment strategies, as well as CRM’s value-oriented, research driven investment philosophy. The Board also considered CRM’s measured approach to investment risk and commitment to maintain the Fund’s focus on its target market segment even when that segment may be out of favor, and noted that this distinguished CRM from some other investment managers that may accept higher levels of investment risk or may deviate from a fund’s target market segment in order to pursue short-term performance (including by investing in cash). The Board noted that although this overall approach to investing might cause the Fund to perform not as well over some periods when compared to other mutual funds, CRM had achieved successful investment results for its clients over the longer term. The Board considered CRM’s experience in implementing its investment philosophy and concluded that this, along with CRM’s overall approach to investing, supported approval of the continuance of the Investment Advisory Agreement.

The Board also discussed the information presented in the Board materials which compared the Fund’s performance against a benchmark index and other mutual funds with similar investment objectives and strategies identified by CRM from data provided by Morningstar. The Board discussed with CRM the Fund’s performance in view of CRM’s value-oriented, research-driven investment philosophy and approach to investment risk, and the recent volatile market conditions. The Board considered CRM’s plans for improving the Fund’s performance.

The Board noted that the Fund had underperformed its benchmark index for the year-to-date period ended March 31, 2017 and since inception on August 16, 2016. The Board noted that the Fund ranked in the fourth quartile of funds with similar investment objectives and strategies for the year-to-date period ended March 31, 2017. (First quartile is most favorable to shareholders. Highest relative performance would be first quartile.)

The Board considered CRM’s experience in value investing and the steps taken by CRM to address the Fund’s investment performance, and determined that it would continue to closely monitor the Fund’s performance.

Fees and Expenses

The Board considered the extensive research and analysis conducted by CRM in order to identify compelling investment opportunities for the Fund and distinguish itself from the Fund’s respective benchmark. The Board noted that CRM relies heavily on its own proprietary research to successfully implement its value-oriented investment philosophy, and that the cost of preparing this research is significant. Accordingly, CRM’s reliance on this proprietary research might cause CRM’s research costs to exceed those of some other investment managers that largely rely upon research prepared by third parties, especially with larger cap companies, for which a good deal of third party research is available. The Board considered CRM’s experience in implementing its distinctive value-oriented investment philosophy. The Board concluded that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may in some cases justify an investment advisory fee that is higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies.

In addition, the Board compared the fees and expenses paid by the Fund with the fees paid by institutional separate accounts managed by CRM in a similar investment strategy to that of the Fund. The Board noted that

41

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING ADVISORY AGREEMENT WITH CRM REGARDING CRM LONG/SHORT OPPORTUNITIES FUND (Continued)

the investment advisory fee paid by the Fund was generally higher than the management fees paid by institutional separate accounts managed by CRM in a similar investment strategy to the Fund. In comparing the fees paid by the Fund to the fees paid by institutional separate accounts, the Board considered that the costs associated with the management of the Fund generally are significantly greater than those associated with providing investment advisory services to separately-managed accounts. The Board considered the additional complexities involved in the management of the Fund resulting from more frequent and less predictable cash flows and regulatory requirements, among other factors. The Board considered the additional services provided to the Fund that CRM does not perform for its separate account clients, or services that are broader in scope, including oversight of compliance with the regulatory and tax regimes to which the Fund is subject, oversight of third-party service providers, preparation of prospectuses, shareholder reports and other disclosure documents and preparation of materials for quarterly Board meetings. The Board also considered the business risks that CRM faces with respect to the Fund, including regulatory and reputational risks with respect to CRM’s investment decisions and compliance oversight on behalf of the Fund, and the substantial entrepreneurial risks that CRM assumes during the initial years of the Fund’s operations. The Board also considered the historical reasons for certain separate account fees, and the element of negotiation in regard to the level of fees paid by CRM’s separate account clients.

The Board also compared the fees and expenses paid by the Fund with the fees and expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that, based on the information provided, the investment advisory fee for the Fund was higher than both the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board considered the additional work and analysis required to identify investments for the short selling component of the Fund’s investment strategy, the participation of CRM’s most experienced investment personnel in managing the Fund, and the additional execution and risk management costs of managing the Fund as compared to CRM’s traditional long-only investment strategies, would support charging a higher than average investment advisory fee.

The Board noted that, based on the information provided, the total annual operating expenses of the Fund were lower than the median and average gross expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that, after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, the net annual operating expenses of the Institutional Shares of the Fund were higher than the median but lower than the average net expense ratio of other mutual funds with similar investment objectives and strategies.

The Board noted the impact of the Fund’s higher than average investment advisory fee on the Fund’s expense ratio. The Board indicated that it would continue to monitor the Fund’s fees and expenses carefully.

In view of the costs of CRM’s proprietary research and CRM’s experience in implementing its value-oriented investment philosophy, the Board determined that the investment advisory fee paid by the Fund was reasonable in relation to the nature and quality of the services provided by CRM.

42

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING ADVISORY AGREEMENT WITH CRM REGARDING CRM LONG/SHORT OPPORTUNITIES FUND (Concluded)

Economies of Scale

The Board considered whether economies of scale would be realized by CRM as the Fund’s assets increased, and the extent to which such economies of scale were reflected in the fees charged under the Investment Advisory Agreement. The Board noted that expense subsidization, investment by CRM in proprietary research, and CRM’s commitment and resource allocation to the Fund may be relevant in considering the sharing of economies of scale, and that profitability also may be an indicator of the existence of any economies of scale. Accordingly, the Board concluded that economies of scale, if any, were being appropriately shared with the Fund.

Profitability

The Board considered the information provided by CRM regarding CRM’s profitability in relation to the Fund and considered the methodology used by CRM in preparing the profitability information. The Board reviewed the financial results of CRM in relation to the Fund for the year ended December 31, 2016 as well as the 2017 CRM operating budget. The Board considered CRM’s profit margins with respect to the Fund in comparison to the limited industry data available. The Board also considered information regarding compensation provided to CRM personnel as a percentage of CRM’s net revenue, and compared such information to the limited industry data available. The Board noted that the profitability of any adviser was affected by numerous factors, including its organizational structure, method for allocating expenses and the compensation to be paid to its employees, and, accordingly, acknowledged the limitations inherent in any comparison of adviser profitability information. The Board determined that, based on the information provided, the profit to CRM on the fees paid by the Fund was not excessive in view of the nature, quality and extent of services provided.

Other Benefits

The Board considered the other benefits which CRM receives from its relationship with the Fund. The Board considered how CRM uses “soft” commission dollars generated by the Fund to pay for research and brokerage services and the ways in which CRM conducts portfolio transactions for the Fund and selects brokers. The Board determined that any other benefits derived by CRM from managing the Fund were reasonable and reflected in the fees under the Investment Advisory Agreement.

General Conclusion

Based on the foregoing considerations, the Board, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement, including the fee payable thereunder, is fair and reasonable, and voted to approve the continuance and renewal of the Investment Advisory Agreement on behalf of the Fund.

43

TRUSTEES

F. Gregory Ahern

Louis Ferrante, CFA, CPA

Louis Klein, Jr.

Carlos A. Leal, CPA

Clement C. Moore, II

Rodney P. Wood

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC

520 Madison Avenue, 20th Floor

New York, NY 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place, 7th Floor

Brooklyn, NY 11217

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Investor Information:

800-CRM-2883

www.crmfunds.com

This report is authorized for distribution only to shareholders and to others who have received the current prospectus.

Item 2.	Code of Ethics.

As of June 30, 2017, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive and Principal Financial Officers. For the fiscal year ended June 30, 2017, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Trustees Committee. The audit committee financial expert serving on the Registrant’s Trustees Committee is Louis Ferrante, CFA, CPA, who is “independent,” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2017 and 2016 were 224,505 and $198,900, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2017, and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning during the fiscal years ended June 30, 2017 and 2016 were $64,365 and $46,275, respectively. These fees related to services consisting of the review of U.S. federal income tax returns, annual excise distribution calculations, India tax compliance services and tax advisory services with regard to foreign equity securities.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2017, and $0 for 2016.

(e)(1)

The Trustees Committee of the Board of Trustees of the Registrant is required to pre-approve the engagement of independent accountants to (i) conduct the annual audit of the series of the Registrant (the “Funds”) and provide their opinion of the Funds’ financial statements, (ii) provide (a) any audit services to the Funds in addition to those described in clause (i) above and (b) non-audit services to the Funds, Cramer Rosenthal McGlynn, LLC (“CRM”) or any entity controlling, controlled by, or under common control with CRM that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. Accordingly, the Registrant’s Trustees Committee pre-approves all audit and non-audit services to be performed by the Registrant’s independent accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2)

There were no services described in paragraphs (b) through (d) of this Item (including services required to be approved by the Trustees Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the Trustees Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years ended June 30, 2017 and 2016 were $0 and $0, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics for the Registrant’s Principal Executive and Principal Financial Officers described in Item 2 is attached hereto.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b)

under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date	8/31/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date	8/31/2017

By (Signature and Title)*	/s/ Carlos A. Leal
Carlos A. Leal, Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date	8/31/2017

*  Print the name and title of each signing officer under his or her signature.